UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.      )

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Echo Metrix, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ECHO METRIX, INC.
6800 Jericho Turnpike, Suite 208E
Syosset, NY  11791

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held January 12, 2010

To the Shareholders of
Echo Metrix, Inc.:

  Notice is He reby Given  that the Annual Meeting of Shareholders of Echo Metrix, Inc., a Delaware corporation (the “Company”), will be held at the offices of Sichenzia Ross Friedman Ference LLP, 61 Broadway, New York, New York 10006, on Tuesday, January 12, 2010, at 4:00 p.m., Eastern time, for the following purposes:

      1. To elect six directors to serve, subject to the provisions of the By-laws, until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified;

      2. To ratify the selection of Sherb & Company LLP as the Company’s independent auditors for the fiscal year ending December 31, 2009;

      3. To consider and act upon a proposal to approve the Company’s 2009 Incentive Stock Plan;

      4. To consider and act upon a proposal to approve an amendment to the Certificate of Incorporation of the Company to effect an increase in our authorized shares of common stock from 250,000,000 to 400,000,000;

       5. To consider and act upon a proposal to approve an amendment to the Certificate of Incorporation of the Company to effect a reverse split of the Company’s common stock, at a ratio not less than two-for-one and not greater than twenty-for-one, with the exact ratio to be set within such range in the discretion of the Board of Directors, without further approval or authorization of the Company’s shareholders, provided that the Board of Directors determines to effect the reverse split and such amendment is filed with the Delaware Secretary of State no later than June 1, 2010; and

       6. To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

      The Board of Directors has fixed the close of business on December 1, 2009 as the record date for the meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournment or adjournments thereof.

       Pursuant to rules adopted by the Securities and Exchange Commission, you may access a copy of the proxy statement at www.echometrix.com.

By Order of the Board of Directors.
Jeffrey Greene
Chief Executive Officer

Syosset, New York
December 17, 2009

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE MEETING, IT IS REQUESTED THAT
YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED
      PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED
ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

ECHO METRIX, INC.
6800 Jericho Turnpike
Syosset, NY 11791

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
To Be Held January 12, 2010

      The enclosed proxy is solicited by the Board of Directors of Echo Metrix, Inc., a Delaware corporation (“Echo Metrix”, the “Company”, “we”, “us”, or “our”), in connection with the Annual Meeting of Shareholders to be held at the offices of Sichenzia Ross Friedman Ference LLP, 61 Broadway, New York, New York 10006 on Tuesday January 12, 2010, at 4:00 p.m., Eastern time, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting. Unless instructed to the contrary on the proxy, it is the intention of the persons named in the proxy to vote the proxies:

      1. To elect six directors to serve, subject to the provisions of the By-laws, until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified;

      2. To ratify the selection of Sherb & Company LLP as the Company’s independent auditors for the fiscal year ending December 31, 2009;

      3. To consider and act upon a proposal to approve the Company’s 2009 Incentive Stock Plan;

      4. To consider and act upon a proposal to approve an amendment to the Certificate of Incorporation of the Company to effect an increase in our authorized shares of common stock from 250,000,000 to 400,000,000;

      5. To consider and act upon a proposal to approve an amendment to the Certificate of Incorporation of the Company to effect a reverse split of the Company’s common stock, at a ratio not less than two-for-one and not greater than twenty-for-one, with the exact ratio to be set within such range in the discretion of the Board of Directors, without further approval or authorization of the Company’s shareholders, provided that the Board of Directors determines to effect the reverse split and such amendment is filed with the Delaware Secretary of State no later than June 1, 2010; and

      6. To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

      The record date with respect to this solicitation is the close of business on December 1, 2009 and only shareholders of record at that time will be entitled to vote at the meeting. The principal executive office of the Company is 6800 Jericho Turnpike, Suite 208E, Syosset, NY 11791, and its telephone number is (516) 802-0223. The shares of Common Stock represented by all validly executed proxies received in time to be taken to the meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the shareholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. This proxy statement and the accompanying proxy were mailed to you on or about December 21, 2009.

OUTSTANDING SHARES; QUORUM; REQUIRED VOTE

      The number of outstanding shares of Common Stock entitled to vote at the meeting is 79,109,177. Each share of Common Stock is entitled to one vote. The presence in person or by proxy at the Annual Meeting of the holders of one-third of such shares shall constitute a quorum. There is no cumulative voting. Assuming the presence of a quorum at the Annual Meeting:

•	directors shall be elected by a plurality of the votes cast;

•
the affirmative vote of a majority of the common shares present at the meeting and entitled to vote on each matter is required to approve the selection of Sherb & Company LLP as the Company’s independent auditors for the 2009 fiscal year and the Company’s 2009 Incentive Stock Plan; and

•
the affirmative vote of the holders of a majority of the total outstanding shares as of the record date is necessary to approve the amendment to our certificate of incorporation to increase our authorized shares from 250,000,000 to 400,000,000, and to approve an amendment to the Certificate of Incorporation of the Company to effect a reverse split of the Company’s common stock, at a ratio not less than two-for-one and not greater than twenty-for-one, with the exact ratio to be set within such range in the discretion of the Board of Directors, without further approval or authorization of the Company’s shareholders, provided that the Board of Directors determines to effect the reverse split and such amendment is filed with the Delaware Secretary of State no later than June 1, 2010;

      Votes shall be counted by one or more persons who shall serve as the inspectors of election. The inspectors of election will canvas the shareholders present in person at the meeting, count their votes and count the votes represented by proxies presented. Abstentions and broker non-votes are counted for purposes of determining the number of shares represented at the meeting, but are deemed not to have voted on the proposal. Broker non-votes occur when a broker nominee (who has voted on one or more matters at the meeting) does not vote on one or more other matters at the meeting because it has not received instructions to so vote from the beneficial owner and does not have discretionary authority to so vote.

      For purposes of determining the votes cast with respect to any matter presented for consideration at the meeting, only those votes cast ’for’ or ’against’ are included. However, if a proxy is signed but no specification is given, the shares will be voted ’FOR’ Proposals 1, 2, 3, 4  and 5 (to elect the Board’s nominees to the Board of Directors, to ratify the selection of Sherb & Company LLP as the Company’s independent auditors for the 2009 fiscal year, to approve the Company’s 2009 Incentive Stock Plan, to approve an amendment to the Company’s certificate of incorporation to effect an increase in the authorized shares of common stock from 250,000,000 to 400,000,000, and to approve an amendment to the Certificate of Incorporation of the Company to effect a reverse split of the Company’s common stock, at a ratio not less than two-for-one and not greater than twenty-for-one, with the exact ratio to be set within such range in the discretion of the Board of Directors, without further approval or authorization of the Company’s shareholders, provided that the Board of Directors determines to effect the reverse split and such amendment is filed with the Delaware Secretary of State no later than June 1, 2010.

PROPOSAL NO. 1
  ELECTION OF DIRECTORS

      The persons named in the accompanying proxy will vote for the election of the following six persons as directors, all of whom are currently members of the Board, to hold office until the next annual meeting of shareholders and until their respective successors have been elected and qualified. Unless specified to be voted otherwise, each proxy will be voted for the nominees named below. All six nominees have consented to serve as directors if elected.

		Position with	Director
Name	Age	the Company	Since
Peter Sealey	66	Chairman	2009
Jeffrey Greene	62	Chief Executive Officer and Director	2009
Randy S. Zelin	45	Director	2007
Frank Chester	60	Director	2009
David Lewis	40	Director	2009
Peter Charles	40	Director	2009

Peter Sealey has been the Chairman of the board of Echo Metrix since February 10, 2009, and since 1996 has been the CEO and founder of The Sausalito Group, Inc., a diversified management consulting firm based in Sausalito, CA and offering capabilities in business and marketing strategy, brand identity, market research, advertising services, business development, and expert witness testimony.  Peter held numerous positions at the Coca-Cola Company and became its first CMO in 1990. In addition, Mr. Sealey has served as a management consultant for numerous firms including VeriSign, The General Motors Corporation, The Coca-Cola Company, Sony New Technologies, Inc., the Anheuser-Busch Company, Visa U.S.A., United Parcel Service, ImproveNet, Johnson & Johnson, Hewlett-Packard, The Eastman Kodak Company, and Nokia. He serves, or has served, on the Boards of Advisors of Intent MediaWorks, FaceBook.com, Veoh Networks, Log Savvy, Inc., DiStreams, Inc., HomeGain.com, Space.com, AgentWare, Learning Framework, NetOyster, Zinio & eVoice.com. He is a special partner in DigaComm Ventures, LLC.

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Jeffrey Greene has been Chief Executive Officer and a director of Echo Metrix since February 10, 2009.  Prior to joining Echo Metrix, Mr. Greene spent the last 30 years as a CEO/COO starting, restarting and rehabilitating businesses in banking, technology, entertainment and most recently the wireless industry space.  Greene served as the Chairman of Citicorp Information Management Services, which was one of the largest resellers of marketing intelligence to the packaged goods industry.  He later became the President of Island Trading Company, the owner of 74 entertainment properties including Island Records.  As President of the Pharmacy Fund, a major  “factor” of third party pharmacy receivables, he raised over $2 Billion in the securitized asset backed securities market while reselling pharmaceutical information to the key manufacturers.

Randy S. Zelin has been a director of Echo Metrix since 2007. An experienced attorney in private practice and a former Nassau County, NY Assistant District Attorney, Mr. Zelin concentrates in the areas of criminal defense and securities litigation. Since June 2000, Mr. Zelin has served as President of Randy Scott Zelin, P.C., a law firm in Westbury, New York. He is a graduate of Hofstra University (B.A. 1984) and the Touro College Jacob D. Fuchsberg Law Center (J.D. 1987). He is of counsel to Pryor & Mandelup, LLP, a distinguished bankruptcy, reorganization, and civil practice, where he maintains his office. Mr. Zelin is admitted to practice in New York, New Jersey, and in the U.S. District Courts for the Southern, Eastern, and Northern Districts of New York, and the U.S. Court of Appeals for the Second Circuit. Mr. Zelin is a member of the Nassau County Bar Association and the National Association of Criminal Defense Lawyers. He has lectured at continuing legal education programs on criminal law and procedure and has taught as a guest instructor in various local law schools’ trial advocacy programs as well as for the National Institute for Trial Advocacy. He also appears regularly on CNN Headline news to discuss noteworthy trials and criminal justice issues.

Frank Chester has been a director of the Company since March 2009. Mr. Chester was a member of the New York Stock Exchange for twenty four years, from 1983 to 2007, with experience on the floor for almost forty years. During his years as a member, he owned a seat for fifteen years until the exchange became a public entity. When the exchange became public the seat was exchanged for stock and cash. Mr. Chester helped to start two brokerage firms which become active members on the floor. Mr. Chester graduated from Villanova University in 1970 with a Bachelor of Science in Business Administration. He has been a guest on television programs on stations such CNBC and Fox Business, and on Bloomberg radio.

David Lewis has been a director of the Company since September 2009. Mr. Lewis is a founding partner and COO of Rock Island Capital, LLC, an investment group partnership comprised of seasoned business professionals with decades of operational experience. His responsibilities at Rock Island include developing corporate client relationships leading to investment opportunities as well as managing various aspects of public and private market transactions. Mr. Lewis attended University of Massachusetts  (B.S. 1991) in Amherst, MA and has acquired over 16 years of financial markets experience through affiliations with leading investment banking firms including Alex Brown & Sons, Prudential Securities, and Oppenheimer & Co. Mr. Lewis has specialized in public market transactions including initial and secondary public offerings, P.I.P.E. transactions, and institutional trading.  Mr. Lewis was affiliated with National Securities in Boca Raton, FL ('05-'07) where he advised clients in the areas of in depth asset management & asset allocation as well as corporate strategy and valuation.  In 2008, Mr. Lewis founded a consultancy that has advised numerous companies in various industries including software, energy, nuclear power, and consumer products.

Peter Charles has been a director of the Company since November 2009. Mr. Charles joined Echo Metrix in October 2009 as Vice President, Director of Corporate Affairs. His responsibilities at the Company include corporate communication and several day-to-day operational and managerial duties. Most recently, Mr. Charles was with Thorium Power (now Lightbridge Corporation), a developer of novel nuclear fuels, where his primary responsibility was investor relations and also carried out various treasury duties. Prior to joining Thorium Power in 2006, Mr. Charles was with Oppenheimer & Co., a full service investment firm. At Oppenheimer, Mr. Charles was registered as a General Securities Professional and was licensed for Sales Supervision and Management. Mr. Charles attended Northeastern University (B.S. 1991) in Boston, MA and he has over 18 years of experience in financial markets, working with various levels of investors including middle-market institutional investors. As a focus, Mr. Charles specialized in Control and Restricted Stock where he is well versed in SEC and NASD rules and the associated filing procedures. Mr. Charles is also well versed in global macroeconomics and regularly studies financial and economic history.

DIRECTOR INDEPENDENCE

Mr. Sealey, Mr. Zelin, Mr. Chester and Mr. Lewis are independent as defined under the Nasdaq Marketplace Rules.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During the fiscal year ended December 31, 2008, the Board of Directors did not hold a meeting and acted by written consent in lieu of a meeting on 6 occasions.

On April 2, 2003 the Board of Directors established an Audit Committee, which consists of one director, who must be an independent director, as defined in the Charter for the Audit Committee, a copy of which is included as Appendix A hereto. The Audit Committee consisted of David Barnes, as Chairman, until his resignation on March 26, 2009.  As a result of Mr. Barnes’s resignation, we do not currently have a standing Audit Committee. Members of the Committee are appointed by the Board of Directors and serve one-year terms. Members may be removed by the Board of Directors at any time with or without cause. Upon the removal or resignation of a member, the Board of Directors may appoint a successor to serve the remainder of the unexpired term. The Audit Committee will meet at least four times annually with the independent auditors and more frequently as circumstances dictate.

We do not have a standing compensation committee or a standing compensation committee. We expect our Board of Directors, in the future, to establish standing compensation and nominating committees.  All members of the board participate in decision regarding compensation and nominating candidates to the Board of Directors.

Audit Committee Financial Expert

The Company does not have an audit committee financial expert, as defined in paragraph (d) (2)(5)(ii) of Item 407 of Regulation S-K because we do not currently have adequate financial resources to hire such an individual.

Family Relationships

There are no family relationships among our executive officers and directors.

Legal Proceedings

During the past five years, no officer or director of the Company has:
•	been convicted in or is currently subject to a pending a criminal proceeding;
•
been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to any Federal or state securities or banking laws including, without limitation, in any way limiting involvement in any business activity, or finding any violation with respect to such law; nor

•
has any bankruptcy petition been filed by or against the business of which such person was an executive officer or a general partner, whether at the time of the bankruptcy or for the two years prior thereto.

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COMMUNICATING WITH OUR DIRECTORS

We have adopted a policy regarding shareholder communications with directors. Pursuant to that policy, shareholders who wish to communicate with the Board of Directors or with specified members of the Board of Directors should do so by sending any communication to Echo Metrix, Inc., 6800 Jericho Turnpike, Suite 208E, Syosset, NY 208E; Attention: Secretary.

Any such communication should state the number of shares beneficially owned by the shareholder making the communication. Our Secretary will forward such communication to the full Board of Directors or to any individual member or members of the Board of Directors to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

EXECUTIVE OFFICERS

The executive officers of the Company are Jeffrey Greene, Chief Executive Officer, and Erica Zalbert, Chief Financial Officer. Information as to Mr. Greene is set forth above.

Erica Zalbert, 34, has been Chief Financial Officer of the Company since May 2008. Prior to joining the Company, Ms. Zalbert was employed with Cambridge Who's Who Publishing, Inc., as Controller. Ms. Zalbert established its accounting department from the ground up, overseeing the internal accounting of all merged who's who entities, consolidated their financial reporting, captured daily and weekly revenues, managed the payroll process, and implemented a Microsoft-based Solomon accounting system. Ms. Zalbert's professional career in finance and accounting began when she joined PricewaterhouseCoopers as an Associate in 1998, and leaving in 2003.During her tenure, she conducted audits for a diversified clientele in the manufacturing, distribution, retail, telecommunications, advertising, mortgage banking, education, and not-for profit sectors. From 2003 to 2006, Ms. Zalbert held the position of Vice President of Financial Reporting for Newtek Business Services (NASDAQ: NEWT). Her responsibilities included reviewing financials for the parent company and 60+ subsidiaries, inter-company analysis, and SEC and regulatory reports. Ms. Zalbert maintained stock compensation schedules, segment accounting and auditing schedules, and performed FIN 46 analysis. She revamped the department, transitioning the records of 25 Newtek companies from a consulting firm to in-house staff, implementing MAS 500 accounting software and FRX reporting software. Ms. Zalbert earned a BBA in Accounting from Hofstra University and is a Certified Public Accountant.

EXECUTIVE COMPENSATION

      The following table shows the compensation earned by each of the named executive officers for the years ended December 31, 2008 and 2007.

Name and Principal		Salary (1)		Bonuses	Option Grants (2)		All Other Compensation (3)	Total
Position	Year	($)		($)	($)		($)	($)
(a)	(b)	(c)		(d)	(e)		(f)	(g)
William J. Bozsnyak, Former	2008	$150,000		-	-		100,000	$250,000
Chairman and Chief Executive (4)	2007	$150,000	(5)	-	59,856	(6)	100,000	$309,856
Erica Zalbert, Chief Financial	2008	$66,000		-	-		-	$66,000
Officer (7)	2007	n/a		n/a	n/a		n/a	n/a
Brian P. O’Connor, Former Chief	2008	$139,615	(8)	-	-		-	$139,615
Operating Officer	2007	$138,600	(5)	-	59,722	(9)	6,000	$204,322

(1)           Salary represents base salary earned in 2008 and 2007.

(2)           Represents the amount recognized by the Company for financial statement reporting purposes in accordance with FAS 123R

(3)        Includes $100,000 to Mr. Bozsnyak paid quarterly in options to purchase our common stock (see (10) below).The named executive officers’ other compensation included a $12,000 vehicle allowance (through June 2007) for Mr. O’Connor ..

(4)           Mr. Bozsnyak resigned as Chief Executive Officer and Chairman in February 2009.

(5)           Includes the receipt of options on August 1, 2007 in lieu of cash.

(6)           Represents the amount recognized by the Company for financial statement reporting purposes in accordance with FAS 123R for 1,000,000 options granted to Mr. Bozsnyak on May 1, 2005, pursuant to his employment agreement.

(7)           Ms. Zalbert commenced employment with Echo Metrix as our Chief Financial Officer in May 2008.  Her compensation amounts reflect her compensation for the period during which she served in this position.

(8)     Includes compensation through Mr. O’Connor’s resignation as Chief Operating Officer on December 15, 2008.

(9)         Represents the amount recognized by Echo Metrix for financial statement reporting purposes in accordance with FAS 123R for 900,000 options granted to Mr. O’Connor on June 8, 2005, pursuant to his employment agreement.

(10)        On January 29, 2007, we amended the terms of Mr. Bozsnyak’s employment agreement.  Under the terms of the amendment, (i) the term of the employment agreement was extended until December 31, 2009, (ii) beginning on January 1, 2007, Mr. Bozsnyak’s base salary was increased to $250,000 per annum, of which $150,000 is payable in cash and, until such time as we have cash flow in excess of $1 million for two consecutive quarters, $100,000 shall be paid quarterly in options to purchase our common stock (iii) in the event we acquire another company, Mr. Bozsnyak will receive a number of options to purchase our shares, as the Board shall determine to be sufficient to compensate Mr. Bozsnyak for his efforts in connection with such transaction, at the then current market value and (iv) continued compensation under the terms of Mr. Bozsnyak for a period of five years after a change of control.

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Outstanding equity awards at fiscal year-end

	OUTSTANDING OPTION AWARDS (1)
Name	Total Outstanding Option Award (#)		Number of Securities Underlying Exercisable but Unexercised Options (#)	Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
(a)				(b)	(c)	(d)
William J.	1,000,000	(2)	1,000,000	-	$0.45	4/30/2010
Bozsnyak, Former	140,000		105,000	35,000	$0.27	4/20/2010
Chairman and Chief	60,000		60,000	-	$0.77	5/20/2009
Executive Officer	62,500	(5)	62,500	62,500	$0.40	4/27/2012
	113,636	(5)	113,636	113,636	$0.22	7/21/2012
	123,077	(4)	123,077	123,077	$0.27	7/30/2012
	282,707	(4)	282,707	282,707	$0.20	7/30/2012
	113,636	(5)	113,636	113,686	$0.22	10/15/2012
Erica Zalbert, Chief
Financial Officer	0		0	0	n/a	n/a

Brian P. O’Connor,	1,000,000	(3)	1,000,000	-	$0.49	6/7/2010
Former Director	102,564	(4)	102,564	-	$0.27	7/30/2012
	215,037	(4)	215,037	-	$0.20	7/30/2012

(1)	No options were exercised in 2008 by any named executive officers.
(2)	Option granted May 1, 2005 pursuant to Mr. Bozsnyak’s employment agreement that vests based on continued employment through May 1, 2007, subject to earlier vesting upon certain circumstances.
(3)	Award granted June 8, 2005 pursuant to Mr. O’Connor’s employment agreement that vests based on continued employment through June 8, 2007, subject to earlier vesting upon certain circumstances.
(4)	Options granted on August 1, 2007 in lieu of cash payment of accrued salaries.
(5)	Quarterly option granted pursuant to Mr. Bozsnyak’s employment agreement (see Summary Compensation Table, (11) above)

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides information regarding the status of our existing equity compensation plans at December 31, 2008.

	Number of securities to be		Number of securities
	issued upon exercise of outstanding options,	Weighted-average exercise price of outstanding	remaining available for future issuance under equity
	warrants	options,	compensation
	and rights	warrants and rights	plans

Equity compensation plans approved by security holders	1,050,000	$0.27	450,000

Equity compensation plans not approved by security holders	12,238,157	$0.24	0

Total	13,348,157	$0.24	450,000

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The number of securities remaining available for future issuance under equity compensation plans approved by security holders totaled 450,000 shares at December 31, 2008.

2004 Stock Plan

The Company’s 2004 Stock Plan (the “2004 Stock Plan”), which is shareholder approved, permits the grant of share options and shares to its employees for up to 1,500,000 shares of Common Stock as stock compensation.  All stock options under the 2004 Stock Plan are granted at the fair market value of the Common Stock at the grant date. Employee stock options vest ratably over a three-year period and generally expire 5 years from the grant date.  Additionally, the Company grants options and shares to its employees outside the Plan under the same general terms.

Director Compensation

Directors who are employees of the Company do not receive any fees for their service on the Board. We use a combination of cash and equity-based incentive compensation to attract and retain qualified candidates to serve on our Board. Our non-employee directors receive annual equity compensation in the form of restricted shares of the Company's common stock or options to purchase shares of the Company's common stock.

The following table shows compensation paid to directors for services as directors during the fiscal year ended December 31, 2008.

DIRECTOR COMPENSATION TABLE
Name		Fees Earned or Paid in Cash ($)	Stock and Option Awards ($)		Total ($)
Randy S. Zelin	2008	$0	$50,500	(1)	$50,500

(1)	Represents amounts recognized by Echo Metrix for financial statement reporting purposes of 450,000 shares of restricted common stock.

EMPLOYMENT AGREEMENTS

Each of our named executive officers has entered into a three year employment agreement with Echo Metrix.   Pursuant to the respective employment agreement, each executive officer receives an annual base salary, a non-ISO option grant, paid health insurance and three to five weeks of vacation annually.  The employment agreements require the named executive officers to maintain the confidentiality of Echo Metrix information and subject them to non-competition and non-solicitation restrictions during their employment.

On February 10, 2009, the Company entered into an agreement with Peter Sealey (the “Sealey Agreement”), pursuant to which Mr. Sealey will serve as the Company’s Non-Executive Chairman, effective upon the resignation of the prior chairman (which resignation occurred February 10, 2009) (the “Sealey Agreement Date”). The Sealey Agreement has a one year term, subject to earlier termination as provided therein, and may be extended upon shareholder approval or if an annual shareholder meeting does not occur, by mutual agreement between Mr. Sealey and the Board of Directors. Pursuant to the Sealey Agreement, the Company agreed to grant Mr. Sealey, on the Sealey Agreement Date, 500,000 fully vested five year warrants to purchase shares of the Company’s common stock at an exercise price that is the lesser of $0.10 or the 30 day volume average weighted average price. The Warrants may be exercised on a cashless basis so long as Mr. Sealey serves as the Company’s Non-Executive Chairman.  The Company also agreed to grant Mr. Sealey 2,500,000 performance based stock options which shall vest based upon the achievement of certain milestones.

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SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires all of Echo Metrix’s officers and directors, and persons who own more than ten percent of a registered class of Echo Metrix’s equity securities, to file reports of ownership and changes in ownership of equity securities of Echo Metrix with the SEC and any applicable stock exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish Echo Metrix with copies of all Section 16(a) forms that they file. Based solely upon a review of Forms 3, 4, and 5 furnished to Echo Metrix during 2008 Echo Metrix believes that none of its officers, directors and greater than 10% beneficial owners failed to file timely such Forms on a timely basis during the most recent fiscal year except that Erica Zalbert and Randy Zelin each filed a Form 3 late, and David Barnes, William Bozsnyak and Randy Zelin each filed a Form 4 late.

PRINCIPAL SHAREHOLDERS

      The following table sets forth, as of December 1, 2009, certain information with respect to the beneficial ownership of our Common Stock by each shareholder known by us to be the beneficial owner of more than 5% of our Common Stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Information relating to beneficial ownership of common stock by our principal shareholders and management is based upon information furnished by each person using ’beneficial ownership’ concepts under the rules of the Securities and Exchange Commission. Under these rules a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security or investment power, which includes the power to vote or direct the voting of the security.

      A person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise or conversion of options are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

      Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest.

      The applicable percentage of ownership is based on 79,109,177 shares of our Common Stock issued and outstanding as of December 1, 2009.

	Shares Beneficially	Percentage
Name and Address	Owned	Beneficially
William Bozsnyak (1)	10,010,250	12.36%
Lewis Asset Management Fund & LAM Opportunity Fund	9,838,800	12.15%
Richard Grossfeld c/o Rock Island Capital, LLC 20900 N.E. 30 th Avenue, Suite 600 Aventura, FL 33180 (2)	11,842,404	13.02%
Jamie Safier c/o Rock Island Capital, LLC 20900 N.E. 30 th Avenue, Suite 600 Aventura, FL 33180 (3)	12,952,670	14.07%

Directors and Officers:
Jeffrey Greene (4)	3,500,000	4.24%
Erica Zalbert	450,000	*
Peter Sealey (5)	771,948	*
Randy S. Zelin (6)	306,948	*
Frank Chester (6)	2,061,234	2.60%
Peter Charles (7)	500,000	*
David Lewis c/o Rock Island Capital, LLC 20900 N.E. 30 th Avenue, Suite 600 Aventura, FL 33180 (8)	10,732,138	11.95%

All directors and executive officers as a group (7 persons)	18,322,268	20.82%

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of the Company's common stock beneficially owned by them. A person is deemed to be the beneficial owner of securities which may be acquired by such person within 60 days from the date on which beneficial ownership is to be determined, upon the exercise of options, warrants or convertible securities.  Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not those held by any other person) and which are exercisable within such 60 day period, have been exercised. Unless otherwise indicated, the address for each person is c/o Echo Metrix, Inc., 6800 Jericho Turnpike, Suite 208E, Syosset, NY 11791.

(1)           Consists of   8,114,694 shares of common stock and options to acquire 1,895,556 shares of common stock. Also includes 3,300,000 shares of common stock held by Mr. Bozsnyak’s wife.

(2)           Consists of   4,801,700 shares of common stock issuable upon conversion of Series B Preferred Stock and 7,040,704 shares of common stock issuable upon exercise of warrants with an exercise price of $0.15.

(3)           Consists of   5,251,900 shares of common stock issuable upon conversion of Series B Preferred Stock and 7,700,770 shares of common stock issuable upon exercise of warrants with an exercise price of $0.15.

(4)           Consists of 3,500,000 shares of common stock issuable upon exercise of warrants with an exercise price of $0.10.

(5)           Consists of   500,000 shares of common stock issuable upon exercise of warrants with an exercise price of $0.10, 250,000 shares of common stock issuable upon exercise of warrants with an exercise price of $0.15, and 21,948 shares of common stock issuable upon exercise of options with an exercise price of $0.18.

(6)           Includes 21,948 shares of common stock issuable upon exercise of options with an exercise price of $0.18.

(7)           Consists of 500,000 shares of common stock issuable upon exercise of options with an exercise price of $0.17.

(8)           Consists of 4,351500 shares of common stock issuable upon conversion of Series B Preferred Stock and 6,380,638 shares of common stock issuable upon exercise of warrants with an exercise price of $0.15.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

At December 31, 2008 and 2007, the Company was indebted to its former CEO, William Bozsnyak, in the amounts of $163,718 and $45,719, respectively, for working capital advances made to the Company.  On August 31, 2007, Mr. Bozsnyak converted $550,500 of working capital loans into 1,196,742 restricted shares of the Company’s common stock and 105,057 shares of the Company’s Convertible Series A Preferred Stock. For the years ended December 31, 2008 and 2007, interest expense was charged in the amounts of $10,639 and $44,620, respectively.  The interest rate used in this calculation is the same interest rate paid to the Company’s short term lender under the revolving line of credit described in Note 5, 7.25% at December 31, 2008 and 9.50% at December 31, 2007. At December 31, 2008 and 2007, $163,092 and $152,453 in accrued interest was due to Mr. Bozsnyak, respectively.

The Company also owed Mr. Bozsnyak $1,297 and $7,987 as of December 31, 2008 and 2007, respectively, for travel expenses and online advertising incurred on behalf of the Company.

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PROPOSAL NO. 2
RATIFICATION OF SELECTION OF AUDITORS

The Board of Directors recommends the selection of Sherb & Company LLP (“Sherb”) as independent auditors to examine the Company’s financial statements for the fiscal year ending December 31, 2009. Representatives of Sherb are expected to be present at the Annual Meeting of Shareholders with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The aggregate fees billed for fiscal years 2008 and 2007 for each of the following categories of services are as follows, all of which was attributable to Sherb:

	2008	2007
Aud Audit fees (1)	$50,000	$45,000
Aud Audit-related fees (2)	28,500	33,000
Tax Tax fees (3)	—	—
All All other fees (4)	—	—
Tota	$78,500	$78,000

The categories in the above table have the definitions assigned under Item 9 of Schedule 14A promulgated under the Securities Exchange Act of 1934, and with respect to Echo Metrix’s 2008 and 2007 fiscal years, these categories include in particular the following components:

(1)
“Audit fees” includes fees for audit services principally related to the year-end examination and the quarterly reviews of Echo Metrix’s consolidated financial statements, consultation on matters that arise during a review or audit, and SEC filings.

(2)
“Audit related fees” includes fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, including registration statement consents and due diligence.

(3)	“Tax fees” includes fees for tax compliance and advice. The principal auditors did not provide any tax services for the years ended December 31, 2008 and 2007.

(4)	The principal auditors did not provide any other services for the years ended December 31, 2008 and 2007.

Audit Committee Pre-Approval Policies and Procedures

We currently do not have an audit committee.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” RATIFYING SHERB & COMPANY LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009.

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PROPOSAL NO. 3
APPROVAL OF 2009 INCENTIVE STOCK PLAN

On December 4, 2009, the Company’s Board of Directors adopted the Echo Metrix 2009 Incentive Stock Plan (the “2009 Incentive Stock Plan.”). No grants to date have been made under the 2009 Incentive Stock Plan. The Company’s Board of Directors believes in order to attract and retain the services of executives and other key employees, it is necessary for us to have the ability and flexibility to provide a compensation package which compares favorably with those offered by other companies and accordingly, voted unanimously to adopt the 2009 Incentive Stock Plan.

Set forth below is a summary of the 2009 Incentive Stock Plan, but this summary is qualified in its entirety by reference to the full text of the 2009 Incentive Stock Plan, a copy of which is included as Appendix B to this proxy statement.

Description of the 2009 Incentive Stock Plan

The 2009 Incentive Stock Plan has initially reserved 25,000,000 shares of Common Stock for issuance. Under the 2009 Incentive Stock Plan, options may be granted which are intended to qualify as Incentive Stock Options under Section 422 of the Internal Revenue Code of 1986 (the "Code") or which are not intended to qualify as Incentive Stock Options thereunder. In addition, direct grants of stock or restricted stock may be awarded.

Purpose . The primary purpose of the 2009 Incentive Stock Plan is to attract and retain the best available personnel in order to promote the success of our business and to facilitate the ownership of our stock by employees and others who provide services to us.

Administration . The 2009 Incentive Stock Plan is administered by our Board of Directors, provided that the Board may delegate such administration to a compensation committee, if one is designated by the Board of Directors.

Eligibility . Under the 2009 Incentive Stock Plan, options may be granted to employees, officers, directors or consultants of the Company, as provided in the 2009 Incentive Stock Plan.

Terms of Options . The term of each option granted under the 2009 Incentive Stock Plan shall be contained in a stock option agreement between the optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the 2009 Incentive Stock Plan, including the following:

(a) Purchase Price . The purchase price of the common stock subject to each incentive stock option shall not be less than the fair market value (as set forth in the 2009 Incentive Stock Plan);

(b) Vesting . The dates on which each option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Board of Directors, in its discretion, at the time such option is granted;

(c) Expiration . Any Option granted to an employee of the Company shall become exercisable over a period of no longer than ten years;

(d) Transferability . No option shall be transferable, except by will or the laws of descent and distribution, and any option may be exercised during the lifetime of the optionee only by such optionee. No option granted under the 2009 Incentive Stock Plan shall be subject to execution, attachment or other process;

(e) Option Adjustments. In the event of any change in the outstanding stock of the Company by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event, the Board or the Committee may adjust proportionally (a) the number of shares of common stock (i) reserved under the 2009 Incentive Stock Plan, (ii) available for Incentive Stock Options and Nonstatutory Options and (iii) covered by outstanding stock awards or restricted stock purchase offers; (b) the Stock prices related to outstanding grants; and (c) the appropriate Fair market value and other price determinations for such grants. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board or the Committee shall be authorized to issue or assume stock options, whether or not in a transaction to which Section 424(a) of the Code applies, and other grants by means of substitution of new Grant Agreements for previously issued grants or an assumption of previously issued grants;

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(f) Termination, Modification And Amendment . The Board may, insofar as permitted by law, from time to time, suspend or terminate the 2009 Incentive Stock Plan or revise or amend it in any respect whatsoever, except that without the approval of the shareholders of the Company, no such revision or amendment shall (i) increase the number of shares subject to the 2009 Incentive Stock Plan, (ii) decrease the price at which grants may be granted, (iii) materially increase the benefits to Participants, or (iv) change the class of persons eligible to receive grants under the 2009 Incentive Stock Plan; provided, however, no such action shall alter or impair the rights and obligations under any option, or stock award, or restricted stock purchase offer outstanding as of the date thereof without the written consent of the Participant thereunder.

Federal Income Tax Aspects of the 2009 Incentive Stock Plan

THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 2009 Incentive Stock Plan. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2009 Incentive Stock Plan AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

The 2009 Incentive Stock Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421, 422 and 423 of the Code. Under these provisions, no income will be recognized by a participant prior to disposition of shares acquired under the 2009 Incentive Stock Plan.

If the shares are sold or otherwise disposed of (including by way of gift) more than two years after the first day of the offering period during which shares were purchased (the "Offering Date"), a participant will recognize as ordinary income at the time of such disposition the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or (b) 15% of the fair market value of the shares on the first day of the offering period. Any further gain or loss upon such disposition will be treated as long-term capital gain or loss. If the shares are sold for a sale price less than the purchase price, there is no ordinary income and the participant has a capital loss for the difference.

If the shares are sold or otherwise disposed of (including by way of gift) before the expiration of the two-year holding period described above, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gift of the shares is made. The balance of any gain or loss will be treated as capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held more than one year.

In the case of a participant who is subject to Section 16(b) of the Exchange Act, the purchase date for purposes of calculating such participant's compensation income and beginning of the capital gain holding period may be deferred for up to six months under certain circumstances. Such individuals should consult with their personal tax advisors prior to buying or selling shares under the 2009 Incentive Stock Plan.

The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determine the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.

The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income must be reported upon disposition of shares by the participant before the expiration of the two-year holding period described above.

Restrictions on Resale

Certain officers and directors of the Company may be deemed to be "affiliates" of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 2009 Incentive Stock Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

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THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” APPROVAL OF THE ECHO METRIX 2009 INCENTIVE STOCK PLAN

PROPOSAL 4

APPROVAL OF CERTIFICATE OF AMENDMENT TO CERTIFICATE OF
INCORPORATION TO INCREASE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

The Board of Directors is requesting shareholder approval of a certificate of amendment (the “Amendment”) to our certificate of incorporation in order to increase the authorized number of shares of our Common Stock from 250,000,000 shares to 400,000,000 shares. The Board of Directors has approved the Amendment, subject to the ratification of the shareholders, and recommends that the shareholders approve the Amendment.

Outstanding Shares and Purpose of the Proposal

Our certificate of incorporation currently authorizes us to issue a maximum of 250,000,000 shares of common stock, par value $0.0001 per share (“Common Stock”) and 25,000,000 shares of preferred stock, $0.0001 par value per share (“Preferred Stock”). Our issued and outstanding securities, as of December 1, 2009, on a fully diluted basis, are as follows:

•	79,109,177 shares of our Common Stock;

•	901,237 shares of Series A Preferred Stock convertible into 9,012,370 shares of Common Stock;

•	220,022 shares of Series B Convertible Preferred Stock convertible into 22,022,000 shares of Common Stock;

•	Options granted to officers, directors, employees and consultants to purchase an aggregate of 24,444,001 shares of our common stock, at a weighted average exercise price of $0.17 per share;

•	Warrants to purchase an aggregate of 42,382,532 shares of our common stock, at a weighted average exercise price of $0.16 per share;

•	Convertible notes consisting of principal and accrued interest amounting to $2,552,868 convertible into 15,492,071 shares of Common Stock;

The Board believes that the increase in authorized common shares would provide the Company greater flexibility with respect to the Company’s capital structure for purposes including additional equity financings and stock based acquisitions.

Effective Date of Amendment

If the Amendment is adopted, it will become effective upon filing of a certificate of amendment to our certificate of incorporation with the Secretary of State of the State of Delaware. If approved, Article FOURTH of our certificate of incorporation will be amended to read in its entirety as follows:

FOURTH:   The aggregate number of shares of capital stock which the Corporation is authorized to issue is four hundred million (425,000,000), divided as follows:

A.   Four hundred million shares of Common Stock, $0.0001 par value per share.

B.    25,000,000  shares of Preferred Stock,  $0.0001 par value per share, which may be issued from time to time in one or more classes or series with such dividend rates, voting rights, rights of conversion,  rights upon dissolution or liquidation, and with such  designations  or  restrictions  thereof as shall be determined  by  resolution  adopted by the Board of  Directors  at the time such stock is issued without further approval of the shareholders."

 The form of certificate of amendment to be filed with the Secretary of State of the State of Delaware is set forth as Appendix C to this Proxy Statement.

Effects of Approving or Rejecting the Proposal

If this proposal is approved, the additional shares of Common Stock will have the same rights as the presently authorized shares, including the right to cast one vote per share of Common Stock. Although the authorization of additional shares would not, in itself, have any effect on the rights of any holder of our Common Stock, the future issuance of additional shares of Common Stock (other than by way of a stock split or dividend) would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing shareholders.

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At present, other than in connection with the exercise of outstanding options and warrants, and the conversion of outstanding notes and Preferred Stock, as set forth above, the Board of Directors has no other plans to issue the additional shares of Common Stock authorized by the Amendment. However, it is possible that some of these additional shares could be used in the future for various other purposes without further shareholder approval, except as such approval may be required in particular cases by our charter documents, applicable law or the rules of any stock exchange or other system on which our securities may then be listed. These purposes may include: raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies, expanding the company’s business or product lines through the acquisition of other businesses or products, and other purposes.

We could also use the additional shares of Common Stock that would become available for issuance if the Amendment were adopted to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. Although this proposal to increase the authorized Common Stock has not been prompted by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, shareholders should be aware that approval of this proposal could facilitate future efforts by us to deter or prevent changes in control of the Company, including transactions in which the Company might otherwise receive a premium for their shares over then current market prices.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK.

PROPOSAL 5

APPROVAL OF CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO EFFECT REVERSE SPLIT OF THE COMPANY’S COMMON STOCK

The Board of Directors is recommending that the Company’s shareholders approve a proposed amendment to Company’s certificate of incorporation to effect a reverse split of the Company’s Common Stock, at a ratio not less than two-for-one and not greater than twenty-for-one, with the exact ratio to be set within such range in the discretion of the board directors, without further approval or authorization of the Company’s shareholders, provided that the Board of Directors determines to effect the reverse split and such amendment is filed with the Delaware Secretary of State no later than June 1, 2010.

The Company’s Common Stock is quoted on the Over-the-Counter Bulletin Board under the symbol “EHMI”. The shares of Common Stock of the Company have traded at very low prices for some time.  As of December 3, 2009, the last reported closing price of the Common Stock was $0.105.  The reverse stock split is intended to increase the per share stock price. We believe that if we are successful in maintaining a higher stock price, the stock will generate greater interest among professional investors and institutions. If we are successful in generating interest among such entities, we anticipate that our Common Stock would have greater liquidity and a stronger investor base.

In evaluating the reverse stock split, the Company's Board of Directors also took into consideration negative factors associated with reverse stock splits. These factors include the negative perception of reverse stock spits held by many investors, analysts and other stock market participants, as well as the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels. The Board, however, determined that these negative factors were outweighed by the potential benefits.

Shareholders should recognize that once the reverse split is effected, they will own a fewer number of shares than they currently own (a number equal to the number of shares owned immediately prior to the reverse split divided by a number between two and twenty). While we expect that the reverse split will result in an increase in the per share price of our Common Stock, the reverse split may not increase the per share price of our Common Stock in proportion to the reduction in the number of shares of our Common Stock outstanding. It also may not result in a permanent increase in the per share price, which depends on many factors, including our performance, prospects and other factors that may be unrelated to the number of shares outstanding. The history of similar reverse splits for companies in similar circumstances is varied. Furthermore, the liquidity of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse split. Consequently, there can be no assurance that the reverse split will achieve the desired results that have been outlined above.

In addition, the reverse split will likely increase the number of shareholders who own "odd lots" (stockholdings in amounts of less than 100 shares). Shareholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales. Any reduction in brokerage commissions resulting from the reverse split may be offset, in whole or in part, by increased brokerage commissions required to be paid by shareholders selling odd lots created by the split.

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The reverse split will be realized simultaneously and in the same ratio for all shares of the Common Stock. All holders of Common Stock will be affected uniformly by the reverse split, which will have no effect on the proportionate holdings of any of our shareholders, except for possible changes due to the treatment of fractional shares resulting from the reverse split. In lieu of issuing fractional shares, the Company will round up in the event a shareholder would be entitled to receive less than one share of Common Stock. In addition, the reverse split will not affect any holder of Common Stock's proportionate voting power (subject to the treatment of fractional shares), and all shares of Common Stock will remain fully paid and non-assessable. The reverse split is a transaction rather than the first step in a series of transactions and will not cause the Company's common stock to be held of record by less than 300 persons.

      The authorized capital stock of the Company consists of 250,000,000 shares of common stock, par value $0.0001 per share (“Common Stock”) and 25,000,000 shares of preferred stock, $0.0001 par value per share (“Preferred Stock”). There will be no change in the number of authorized capital stock or the par value of the Common or Preferred Stock as a result of the reverse split. Our issued and outstanding securities, as of December 1, 2009, on a fully diluted basis, are as follows:

•	79,109,177 shares of our Common Stock;

•	901,237 shares of Series A Preferred Stock convertible into 9,012,370 shares of Common Stock;

•	220,022 shares of Series B Convertible Preferred Stock convertible into 22,022,000 shares of Common Stock;

•	Options granted to officers, directors, employees and consultants to purchase an aggregate of 24,444,001 shares of our common stock, at a weighted average exercise price of $0.17 per share;

•	Warrants to purchase an aggregate of 42,382,532 shares of our common stock, at a weighted average exercise price of $0.16 per share;

•	Convertible notes consisting of principal and accrued interest amounting to $2,552,868 convertible into 15,492,071 shares of Common Stock;

Based on the number of shares currently issued and outstanding, immediately following the reverse split the Company would have approximately 39,554,589 shares of Common Stock issued and outstanding (without giving effect to rounding for fractional shares) if the ratio for the reverse split is 2-for-1, and 3,955,459 shares of Common Stock issued and outstanding (without giving effect to rounding for fractional shares) if the ratio for the reverse split is 20-for-1. Any other ratio selected within such range would result in a number of shares of Common Stock issued and outstanding following the transaction between 39,554,589 and 3,955,459 shares. In addition, all outstanding options, warrants, notes, debentures and other securities entitling their holders to purchase shares of Common Stock will be adjusted as a result of the reverse stock split, as required by the terms of these securities. In particular, the conversion ratio for each instrument will be reduced, and the exercise price, if applicable, will be increased, in accordance with the terms of each instrument and based on the ratio of the reverse split.

By increasing the number of authorized but unissued shares of Common Stock, the reverse split could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board of Directors. For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of the Company by causing such additional authorized but unissued shares to be issued to holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company or its stockholders. The reverse split therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts the reverse split may limit the opportunity for the Company’s stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal.  The reverse split may have the effect of permitting the Company’s current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the Company’s business.  However, the Board of Directors is not aware of any attempt to take control of the Company and the Board of Directors has not approved the reverse split with the intent that it be utilized as a type of anti-takeover device. The Company’s certificate of incorporation and by-laws do not have any anti-takeover provisions.

The Board of Directors will determine the exact ratio of the reverse split and the actual time of filing of the Certificate of Amendment, provided that such amendment is filed no later than June 1, 2010. The reverse split will be effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware.

The Board reserves the right, notwithstanding shareholder approval and without further action by shareholders, to elect not to proceed with the reverse split if the Board determines that the reverse split is no longer in the best interests of the Company and its shareholders.

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If the reverse split proposal is approved by the Company's stockholders, and if the Board of Directors in its discretion still believes at that time the reverse split is in the best interests of the Company and its stockholders, after the Board of Directors votes in favor of effecting the reverse split, the reverse split will be implemented by filing a Certificate of Amendment to the Company's Certificate of Incorporation with the Secretary of State of the State of Delaware, in the form of Appendix D hereto, and the reverse split will become effective on the date of the filing (the “Effective Date”). We will obtain a new CUSIP number for the new Common Stock effective at the time of the reverse split. Stockholders who held shares of the Company's common stock as of the close of business on the Effective Date ("Record Holders") will be notified as soon as practicable after the Effective Date that the reverse split has been effected. The Company's transfer agent will act as its exchange agent (the "Exchange Agent") to act for the Record Holders in implementing the exchange of their certificates. As soon as practicable after the Effective Date, Record Holders will be notified and requested to surrender their certificates representing shares of pre-split common stock ("Old Common Stock") to the Exchange Agent in exchange for certificates representing post-split common stock ("New Common Stock"). Any fractional shares resulting from the reverse split will be rounded up to nearest whole number. At the Effective Date, each lot of between 2 and 20 shares of Old Common Stock issued and outstanding immediately prior to the effective time will, automatically and without any further action on the part of our shareholders, be combined into and become one share of New Common Stock, subject to the treatment for fractional shares described above, and each certificate which, immediately prior to the effective time represented Old Common Stock, will be deemed cancelled and, for all corporate purposes, will be deemed to evidence ownership of New Common Stock.

As soon as practicable after the Effective Date, a letter of transmittal will be sent to shareholders of record as of the Effective Date for purposes of surrendering to the transfer agent certificates representing Old Common Stock in exchange for certificates representing New Common Stock shares in accordance with the procedures set forth in the letter of transmittal. No new certificates will be issued to a shareholder until such shareholder has surrendered such shareholder's outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the Exchange Agent. From and after the Effective Date, any certificates representing Old Common Stock which are submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will be exchanged for certificates representing New Common Stock. SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

The number of shares which will result in fractional interests cannot be precisely predicted as the Company cannot determine in advance the number of stockholders whose total holdings are not evenly divisible by the exchange ratio. It is not anticipated that a substantial number of shares will be required to be issued.

      Principal Effects of the reverse split

      General

      The reverse split will affect all holders of our Common Stock uniformly and will not change the proportionate equity interests of such shareholders, nor will the respective voting rights and other rights of holders of our Common Stock be altered, except for possible changes due to the treatment of fractional shares resulting from the reverse split.

      Accounting Matters

      The reverse split will not affect total shareholders' equity on our balance sheet. As a result of the reverse split, the stated capital component attributable to our Common Stock will be reduced to an amount equal to between one-half and one-twentieth of its present amount, and the additional paid-in capital component will be increased by the amount by which the shareholder's equity is reduced. The per share net loss and net book value per share of our Common Stock will be increased as a result of the reverse split because there will be fewer shares of our Common Stock outstanding.

      No Appraisal Rights

      Under the General Corporation Law of the State of Delaware, shareholders will not be entitled to exercise appraisal rights in connection with the reverse split, and the Company will not independently provide shareholders with any such right.

      Certain U.S. Federal Income Tax Consequences

      The discussion below is only a summary of certain U.S. federal income tax consequences of the reverse split generally applicable to beneficial holders of shares of our Common Stock and does not purport to be a complete discussion of all possible tax consequences. This summary addresses only those shareholders who hold their Old Common Stock shares as "capital assets" as defined in the Internal Revenue Code of 1986, as amended (the "Code"), and will hold the New Common Stock shares as capital assets. This discussion does not address all U.S. federal income tax considerations that may be relevant to particular shareholders in light of their individual circumstances or to shareholders that are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, and foreign shareholders. The following summary is based upon the provisions of the Code, applicable Treasury Regulations thereunder, judicial decisions and current administrative rulings, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Tax consequences under state, local, foreign, and other laws are not addressed herein. Each shareholder should consult his, her or its own tax advisor as to the particular facts and circumstances that may be unique to such shareholder and also as to any estate, gift, state, local or foreign tax considerations arising out of the reverse split.

•	The reverse split will qualify as a recapitalization for U.S. federal income tax purposes. As a result:

•	Shareholders should not recognize any gain or loss as a result of the reverse split.

14

•	The aggregate basis of a shareholder's pre-reverse split shares will become the aggregate basis of the shares held by such shareholder immediately after the reverse split.

•	The holding period of the shares owned immediately after the reverse split will include the shareholder's holding period before the reverse split.

      The above discussion is not intended or written to be used, and cannot be used by any person, for the purpose of avoiding U.S. Federal tax penalties. It was written solely in connection with the proposed reverse split of our Common Stock.

      The proposed amendment to the Certificate of Incorporation is set forth in Exhibit D.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE SPLIT OF THE COMPANY’S COMMON STOCK.

FORM 10-K

      The Company is providing without charge to each person solicited by this proxy statement a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 including the financial statements and financial statement schedules required to be filed with the Securities and Exchange Commission for the Company’s most recent fiscal year.

OTHER MATTERS

      The Board of Directors does not know of any matters other than those mentioned above to be presented to the meeting. If any other matters do come before the meeting, the persons named in the proxy will exercise their discretion in voting thereof.

SHAREHOLDER PROPOSALS

      Proposals by any shareholders intended to be presented at the next Annual Meeting of Shareholders must be received by the Company for inclusion in material relating to such meeting not later than August 4, 2010.

15

EXPENSES

      All expenses in connection with solicitation of proxies will be borne by the Company. Officers and regular employees of the Company may solicit proxies by personal interview and telephone, telegraph, mail, or facsimile. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting materials to the beneficial owners of stock held of record by such persons, and the Company will reimburse them for reasonable out-of-pocket expenses incurred by them in doing so.

By Order of the Board of Directors,

/s/ Jeffrey Greene
Jeffrey Greene Chief Executive Officer

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APPENDIX A

ECHO METRIX, INC.
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
CHARTER

1.	PURPOSE

The primary functions of the Audit Committee are (i) to assist the Board of Directors of SearchHelp, Inc. (the "Corporation") in undertaking and fulfilling its responsibilities of reporting accurate financial information of the Corporation to the public, (ii) to provide support for management's efforts to enhance the quality of the Corporation's accounting and financial controls and (iii) to provide appropriate avenues of communication between the Board of Directors and the Corporation's independent public accountants and the financial management of the Corporation.

2.	STRUCTURE

The By-Laws of Corporation provide that there shall be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall be structured as follows:

(a) The Audit Committee shall be composed of two or more members of the Board of Directors. Members of the Audit Committee shall be made up of outside directors who are independent of management of the Corporation and who satisfy such other specific requirements established by any exchange upon which shares issued by the Corporation may from time to time be listed. The Audit Committee may request that management appoint an employee of the Corporation to serve as Secretary of the Audit Committee.

(b) Members of the Audit Committee shall be appointed from time to time by the Board of Directors.

(c) The Audit Committee shall meet not less than four times each calendar year, or at such other frequency as is set by a duly adopted resolution of the Audit Committee.

3.	RESPONSIBILITIES

In carrying out these responsibilities, the Audit Committee will:

(a) Recommend to the Board of Directors the independent auditors to audit the financial statements of the Corporation and its subsidiaries, and approve the fees to be paid to the independent auditors.

(b) Review the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant.

(c) At the conclusion of the independent audit, meet with the financial management of the Corporation and the independent auditors to review the audit.

(d) Review with the independent auditors and the financial and accounting personnel of the Corporation, the adequacy and effectiveness of the accounting and financial controls of the Corporation and any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

(e) Discuss with the independent auditors the following matters related to the conduct of an audit: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; (4) disagreements with management over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the financial statements; and (5) any other matters from time to time required of the independent auditors by SAS 61 promulgated by the Auditing Standards Board.

(f) Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting procedures should be reviewed.

(g) Determine whether to recommend to the Board of Directors that the audited financial statements be included in the annual report on the Form 10-K.

(h) Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluations of the Corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

(i) On an annual basis, obtain from the independent auditor a written communication delineating all relationships between the independent auditor and the Corporation as required by the Independence Standards Board No.1, as such standard may be amended or supplemented from time to time. In addition, review with the independent auditor the nature and scope of any disclosed relationships or professional services and take, or recommend the Board of Directors take, appropriate action to ensure the continuing independence of the independent auditor.

(j) Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

(k) Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel and/or auditors for this purpose if, in its judgment, that is appropriate.

(l) Meet annually with the Corporation's chief legal officer, and outside counsel when appropriate, to review legal and regulatory matters, if any, that may have a material impact on the financial statements.

(m) Prepare the report required by the rules of the Securities Exchange Commission to be included in the Corporation's Proxy Statement to be delivered to the shareholders in connection with the Corporation's annual meeting of shareholders.

APPENDIX B

ECHO METRIX 2009 INCENTIVE STOCK PLAN

This Echo Metrix 2009 Incentive Stock Plan (the " Plan ") is designed to retain directors, executives and selected employees and consultants and reward them for making major contributions to the success of the Company.  These objectives are accomplished by making long-term incentive awards under the Plan thereby providing Participants with a proprietary interest in the growth and performance of the Company.

1.	Definitions.

(a)	" Board " - The Board of Directors of the Company.

(b)	" Code " - The Internal Revenue Code of 1986, as amended from time to time.

(c)
" Committee " - The Compensation Committee of the Company's Board, or such other committee of the Board that is designated by the Board to administer the Plan, composed of not less than two members of the Board all of whom are disinterested persons, as contemplated by Rule 16b-3 (" Rule 16b-3 ") promulgated under the Securities Exchange Act of 1934, as amended (the " Exchange Act ").

(d)	" Company " – Echo Metrix, Inc. and its subsidiaries including subsidiaries of subsidiaries.

(e)	" Exchange Act " - The Securities Exchange Act of 1934, as amended from time to time.

(f)	" Fair Market Value " - The fair market value of the Company's issued and outstanding Stock as determined in good faith by the Board or Committee.

(g)
" Grant " - The grant of any form of stock option, stock award, or stock purchase offer, whether granted singly, in combination or in tandem, to a Participant pursuant to such terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

(h)	" Grant Agreement " - An agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to a Grant.

(i)
" Option " - Either an Incentive Stock Option, in accordance with Section 422 of Code, or a Nonstatutory Option, to purchase the Company's Stock that may be awarded to a Participant under the Plan. A Participant who receives an award of an Option shall be referred to as an " Optionee ."

(j)	" Participant " - A director, officer, employee or consultant of the Company to whom an Award has been made under the Plan.

(k)	" Restricted Stock Purchase Offer " - A Grant of the right to purchase a specified number of shares of Stock pursuant to a written agreement issued under the Plan.

(l)	" Securities Act " - The Securities Act of 1933, as amended from time to time.

(m)	" Stock " - Authorized and issued or unissued shares of common stock of the Company.

(n)	" Stock Award " - A Grant made under the Plan in stock or denominated in units of stock for which the Participant is not obligated to pay additional consideration.

2.
Administration. The Plan shall be administered by the Board, provided however, that the Board may delegate such administration to the Committee. Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to (a) grant, in its discretion, Incentive Stock Options in accordance with Section 422 of the Code, or Nonstatutory Options, Stock Awards or Restricted Stock Purchase Offers; (b) determine in good faith the fair market value of the Stock covered by any Grant; (c) determine which eligible persons shall receive Grants and the number of shares, restrictions, terms and conditions to be included in such Grants; (d) construe and interpret the Plan; (e) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions and inconsistencies in the Plan or any Grant; (f) consistent with the Plan and with the consent of the Participant, as appropriate, amend any outstanding Grant or amend the exercise date or dates thereof; (g) determine the duration and purpose of leaves of absence which may be granted to Participants without constituting termination of their employment for the purpose of the Plan or any Grant; and (h) make all other determinations necessary or advisable for the Plan's administration. The interpretation and construction by the Board of any provisions of the Plan or selection of Participants shall be conclusive and final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant made thereunder.

3.	Eligibility.

(a)
General:   The persons who shall be eligible to receive Grants shall be directors, officers, employees or consultants to the Company. The term consultant shall mean any person, other than an employee, who is engaged by the Company to render services and is compensated for such services. An Optionee may hold more than one Option. Any issuance of a Grant to an officer or director of the Company subsequent to the first registration of any of the securities of the Company under the Exchange Act shall comply with the requirements of Rule 16b-3.

(b)
Incentive Stock Options:   Incentive Stock Options may only be issued to employees of the Company. Incentive Stock Options may be granted to officers or directors, provided they are also employees of the Company. Payment of a director's fee shall not be sufficient to constitute employment by the Company.

The Company shall not grant an Incentive Stock Option under the Plan to any employee if such Grant would result in such employee holding the right to exercise for the first time in any one calendar year, under all Incentive Stock Options granted under the Plan or any other plan maintained by the Company, with respect to shares of Stock having an aggregate fair market value, determined as of the date of the Option is granted, in excess of $100,000. Should it be determined that an Incentive Stock Option granted under the Plan exceeds such maximum for any reason other than a failure in good faith to value the Stock subject to such option, the excess portion of such option shall be considered a Nonstatutory Option. To the extent the employee holds two (2) or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Option as Incentive Stock Options under the Federal tax laws shall be applied on the basis of the order in which such Options are granted. If, for any reason, an entire Option does not qualify as an Incentive Stock Option by reason of exceeding such maximum, such Option shall be considered a Nonstatutory Option.

(c)
Nonstatutory Option:   The provisions of the foregoing Section 3(b) shall not apply to any Option designated as a " Nonstatutory Option " or which sets forth the intention of the parties that the Option be a Nonstatutory Option.

(d)	Stock Awards and Restricted Stock Purchase Offers: The provisions of this Section 3 shall not apply to any Stock Award or Restricted Stock Purchase Offer under the Plan.

4.	Stock.

(a)	Authorized Stock: Stock subject to Grants may be either unissued or reacquired Stock.

(b)
Number of Shares:   Subject to adjustment as provided in Section 5(i) of the Plan, the total number of shares of Stock which may be purchased or granted directly by Options, Stock Awards or Restricted Stock Purchase Offers, or purchased indirectly through exercise of Options granted under the Plan shall not exceed Twenty Five Million (25,000,000) shares.  If any Grant shall for any reason terminate or expire, any shares allocated thereto but remaining unpurchased upon such expiration or termination shall again be available for Grants with respect thereto under the Plan as though no Grant had previously occurred with respect to such shares. Any shares of Stock issued pursuant to a Grant and repurchased pursuant to the terms thereof shall be available for future Grants as though not previously covered by a Grant.

(c)
Reservation of Shares:   The Company shall reserve and keep available at all times during the term of the Plan such number of shares as shall be sufficient to satisfy the requirements of the Plan. If, after reasonable efforts, which efforts shall not include the registration of the Plan or Grants under the Securities Act, the Company is unable to obtain authority from any applicable regulatory body, which authorization is deemed necessary by legal counsel for the Company for the lawful issuance of shares hereunder, the Company shall be relieved of any liability with respect to its failure to issue and sell the shares for which such requisite authority was so deemed necessary unless and until such authority is obtained.

(d)
Application of Funds : The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options or rights under Stock Purchase Agreements will be used for general corporate purposes.

(e)	No Obligation to Exercise : The issuance of a Grant shall impose no obligation upon the Participant to exercise any rights under such Grant.

5.
Terms and Conditions of Options. Options granted hereunder shall be evidenced by agreements between the Company and the respective Optionees, in such form and substance as the Board or Committee shall from time to time approve. The form of Incentive Stock Option Agreement attached hereto as Exhibit A and the three forms of a Nonstatutory Stock Option Agreement for employees, for directors and for consultants, attached hereto as Exhibit B-1, Exhibit B-2 and Exhibit B-3, respectively, shall be deemed to be approved by the Board. Option agreements need not be identical, and in each case may include such provisions as the Board or Committee may determine, but all such agreements shall be subject to and limited by the following terms and conditions:

(a)	Number of Shares: Each Option shall state the number of shares to which it pertains.

(b)	Exercise Price: Each Option shall state the exercise price.

(c)
Medium and Time of Payment:   The exercise price shall become immediately due upon exercise of the Option and shall be paid in cash or check made payable to the Company. Should the Company's outstanding Stock be registered under Section 12(g) of the Exchange Act at the time the Option is exercised, then the exercise price may also be paid as follows:

(i)
in shares of Stock held by the Optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the exercise date, or

(ii)
through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (a) to a Company designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company by reason of such purchase and (b) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

At the discretion of the Board, exercisable either at the time of Option grant or of Option exercise, the exercise price may also be paid (i) by Optionee's delivery of a promissory note in form and substance satisfactory to the Company and permissible under applicable securities rules and bearing interest at a rate determined by the Board in its sole discretion, but in no event less than the minimum rate of interest required to avoid the imputation of compensation income to the Optionee under the Federal tax laws, or (ii) in such other form of consideration permitted by the State of Oklahoma corporations law as may be acceptable to the Board.

(d)
Term and Exercise of Options:   Any Option granted to an employee of the Company shall become exercisable over a period of no longer than ten (10) years. No Option shall be exercisable, in whole or in part, prior to one (1) year from the date it is granted unless the Board shall specifically determine otherwise, as provided herein. In no event shall any Option be exercisable after the expiration of ten (10) years from the date it is granted. Unless otherwise specified by the Board or the Committee in the resolution authorizing such Option, the date of grant of an Option shall be deemed to be the date upon which the Board or the Committee authorizes the granting of such Option.

Each Option shall be exercisable to the nearest whole share, in installments or otherwise, as the respective Option agreements may provide. During the lifetime of an Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee, and no other person shall acquire any rights therein. To the extent not exercised, installments (if more than one) shall accumulate, but shall be exercisable, in whole or in part, only during the period for exercise as stated in the Option agreement, whether or not other installments are then exercisable.

(e)
Termination of Status as Employee, Consultant or Director:   If Optionee's status as an employee shall terminate for any reason other than Optionee's disability or death, then Optionee (or if the Optionee shall die after such termination, but prior to exercise, Optionee's personal representative or the person entitled to succeed to the Option) shall have the right to exercise the portions of any of Optionee's Incentive Stock Options which were exercisable as of the date of such termination, in whole or in part, not less than 30 days nor more than three (3) months after such termination (or, in the event of " termination for good cause " as that term is defined in Delaware case law related thereto, or by the terms of the Plan or the Option Agreement or an employment agreement, the Option shall automatically terminate as of the termination of employment as to all shares covered by the Option).

 With respect to Nonstatutory Options granted to employees, directors or consultants, the Board may specify such period for exercise, not less than 30 days (except that in the case of " termination for cause " or removal of a director, the Option shall automatically terminate as of the termination of employment or services as to shares covered by the Option, following termination of employment or services as the Board deems reasonable and appropriate. The Option may be exercised only with respect to installments that the Optionee could have exercised at the date of termination of employment or services. Nothing contained herein or in any Option granted pursuant hereto shall be construed to affect or restrict in any way the right of the Company to terminate the employment or services of an Optionee with or without cause.

(f)
Disability of Optionee:   If an Optionee is disabled (within the meaning of Section 22(e)(3) of the Code) at the time of termination, the three (3) month period set forth in Section 5(e) shall be a period, as determined by the Board and set forth in the Option, of not less than six months nor more than one year after such termination.

(g)
Death of Optionee:   If an Optionee dies while employed by, engaged as a consultant to, or serving as a Director of the Company, the portion of such Optionee's Option which was exercisable at the date of death may be exercised, in whole or in part, by the estate of the decedent or by a person succeeding to the right to exercise such Option at any time within (i) a period, as determined by the Board and set forth in the Option, of not less than six (6) months nor more than one (1) year after Optionee's death, which period shall not be more, in the case of a Nonstatutory Option, than the period for exercise following termination of employment or services, or (ii) during the remaining term of the Option, whichever is the lesser. The Option may be so exercised only with respect to installments exercisable at the time of Optionee's death and not previously exercised by the Optionee.

(h)	Nontransferability of Option: No Option shall be transferable by the Optionee, except by will or by the laws of descent and distribution.

(i)
Recapitalization:   Subject to any required action of shareholders, the number of shares of Stock covered by each outstanding Option, and the exercise price per share thereof set forth in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Company resulting from a stock split, stock dividend, combination, subdivision or reclassification of shares, or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company; provided, however, the conversion of any convertible securities of the Company shall not be deemed to have been " effected without receipt of consideration " by the Company.

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a " Reorganization "), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of such Reorganization.  In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Paragraph 6(d) of the Plan; provided, that any such right granted shall be granted to all Optionees not receiving an offer to receive substitute options on a consistent basis, and provided further, that any such exercise shall be subject to the consummation of such Reorganization.

Subject to any required action of shareholders, if the Company shall be the surviving entity in any merger or consolidation, each outstanding Option thereafter shall pertain to and apply to the securities to which a holder of shares of Stock equal to the shares subject to the Option would have been entitled by reason of such merger or consolidation.

In the event of a change in the Stock of the Company as presently constituted, which is limited to a change of all of its authorized shares without par value into the same number of shares with a par value, the shares resulting from any such change shall be deemed to be the Stock within the meaning of the Plan.

To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided in this Section 5(i), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number or price of shares of Stock subject to any Option shall not be affected by, and no adjustment shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The Grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make any adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, or liquidate or to sell or transfer all or any part of its business or assets.

(j)
Rights as a Shareholder:   An Optionee shall have no rights as a shareholder with respect to any shares covered by an Option until the effective date of the issuance of the shares following exercise of such Option by Optionee. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 5(i) hereof.

(k)
Modification, Acceleration, Extension, and Renewal of Options:   Subject to the terms and conditions and within the limitations of the Plan, the Board may modify an Option, or, once an Option is exercisable, accelerate the rate at which it may be exercised, and may extend or renew outstanding Options granted under the Plan or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution for such Options, provided such action is permissible under Section 422 of the Code and applicable state securities rules. Notwithstanding the provisions of this Section 5(k), however, no modification of an Option shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights or obligations under any Option theretofore granted under the Plan.

(l)
Exercise Before Exercise Date:   At the discretion of the Board, the Option may, but need not, include a provision whereby the Optionee may elect to exercise all or any portion of the Option prior to the stated exercise date of the Option or any installment thereof. Any shares so purchased prior to the stated exercise date shall be subject to repurchase by the Company upon termination of Optionee's employment as contemplated by Section 5(n) hereof prior to the exercise date stated in the Option and such other restrictions and conditions as the Board or Committee may deem advisable.

(m)
Other Provisions:   The Option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Options, as the Board or the Committee shall deem advisable. Shares shall not be issued pursuant to the exercise of an Option, if the exercise of such Option or the issuance of shares thereunder would violate, in the opinion of legal counsel for the Company, the provisions of any applicable law or the rules or regulations of any applicable governmental or administrative agency or body, such as the Code, the Securities Act, the Exchange Act, applicable state securities rules, Oklahoma corporation law, and the rules promulgated under the foregoing or the rules and regulations of any exchange upon which the shares of the Company are listed. Without limiting the generality of the foregoing, the exercise of each Option shall be subject to the condition that if at any time the Company shall determine that (i) the satisfaction of withholding tax or other similar liabilities, or (ii) the listing, registration or qualification of any shares covered by such exercise upon any securities exchange or under any state or federal law, or (iii) the consent or approval of any regulatory body, or (iv) the perfection of any exemption from any such withholding, listing, registration, qualification, consent or approval is necessary or desirable in connection with such exercise or the issuance of shares thereunder, then in any such event, such exercise shall not be effective unless such withholding, listing registration, qualification, consent, approval or exemption shall have been effected, obtained or perfected free of any conditions not acceptable to the Company.

(n)
Repurchase Agreement:   The Board may, in its discretion, require as a condition to the Grant of an Option hereunder, that an Optionee execute an agreement with the Company, in form and substance satisfactory to the Board in its discretion (" Repurchase Agreement "), (i) restricting the Optionee's right to transfer shares purchased under such Option without first offering such shares to the Company or another shareholder of the Company upon the same terms and conditions as provided therein; and (ii) providing that upon termination of Optionee's employment with the Company, for any reason, the Company (or another shareholder of the Company, as provided in the Repurchase Agreement) shall have the right at its discretion (or the discretion of such other shareholders) to purchase and/or redeem all such shares owned by the Optionee on the date of termination of his or her employment at a price equal to: (A) the fair value of such shares as of such date of termination; or (B) if such repurchase right lapses at 20% of the number of shares per year, the original purchase price of such shares, and upon terms of payment permissible under applicable state securities rules; provided that in the case of Options or Stock Awards granted to officers, directors, consultants or affiliates of the Company, such repurchase provisions may be subject to additional or greater restrictions as determined by the Board or Committee.

6.	Stock Awards and Restricted Stock Purchase Offers.

(a)	Types of Grants.

(i)
Stock Award.   All or part of any Stock Award under the Plan may be subject to conditions established by the Board or the Committee, and set forth in the Stock Award Agreement, which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives, increases in specified indices, attaining growth rates and other comparable measurements of Company performance. Such Awards may be based on Fair Market Value or other specified valuation. All Stock Awards will be made pursuant to the execution of a Stock Award Agreement substantially in the form attached hereto as Exhibit C .

(ii)
Restricted Stock Purchase Offer.   A Grant of a Restricted Stock Purchase Offer under the Plan shall be subject to such (i) vesting contingencies related to the Participant's continued association with the Company for a specified time and (ii) other specified conditions as the Board or Committee shall determine, in their sole discretion, consistent with the provisions of the Plan. All Restricted Stock Purchase Offers shall be made pursuant to a Restricted Stock Purchase Offer substantially in the form attached hereto as Exhibit D .

(b)
Conditions and Restrictions.   Shares of Stock which Participants may receive as a Stock Award under a Stock Award Agreement or Restricted Stock Purchase Offer under a Restricted Stock Purchase Offer may include such restrictions as the Board or Committee, as applicable, shall determine, including restrictions on transfer, repurchase rights, right of first refusal, and forfeiture provisions. When transfer of Stock is so restricted or subject to forfeiture provisions it is referred to as " Restricted Stock ". Further, with Board or Committee approval, Stock Awards or Restricted Stock Purchase Offers may be deferred, either in the form of installments or a future lump sum distribution. The Board or Committee may permit selected Participants to elect to defer distributions of Stock Awards or Restricted Stock Purchase Offers in accordance with procedures established by the Board or Committee to assure that such deferrals comply with applicable requirements of the Code including, at the choice of Participants, the capability to make further deferrals for distribution after retirement. Any deferred distribution, whether elected by the Participant or specified by the Stock Award Agreement, Restricted Stock Purchase Offers or by the Board or Committee, may require the payment be forfeited in accordance with the provisions of Section 6(c). Dividends or dividend equivalent rights may be extended to and made part of any Stock Award or Restricted Stock Purchase Offers denominated in Stock or units of Stock, subject to such terms, conditions and restrictions as the Board or Committee may establish.

(c)
Cancellation and Rescission of Grants.   Unless the Stock Award Agreement or Restricted Stock Purchase Offer specifies otherwise, the Board or Committee, as applicable, may cancel any unexpired, unpaid, or deferred Grants at any time if the Participant is not in compliance with all other applicable provisions of the Stock Award Agreement or Restricted Stock Purchase Offer, or the Plan.

(d)	Nonassignability.

(i)
Except pursuant to Section 6(e)(iii) and except as set forth in Section 6(d)(ii), no Grant or any other benefit under the Plan shall be assignable or transferable, or payable to or exercisable by, anyone other than the Participant to whom it was granted.

(ii)
Where a Participant terminates employment and retains a Grant pursuant to Section 6(e)(ii) in order to assume a position with a governmental, charitable or educational institution, the Board or Committee, in its discretion and to the extent permitted by law, may authorize a third party (including but not limited to the trustee of a "blind" trust), acceptable to the applicable governmental or institutional authorities, the Participant and the Board or Committee, to act on behalf of the Participant with regard to such Awards.

(e)
Termination of Employment.   If the employment or service to the Company of a Participant terminates, other than pursuant to any of the following provisions under this Section 6(e), all unexercised, deferred and unpaid Stock Awards or Restricted Stock Purchase Offers shall be cancelled immediately, unless the Stock Award Agreement or Restricted Stock Purchase Offer provides otherwise:

(i)
Retirement Under a Company Retirement Plan.   When a Participant's employment terminates as a result of retirement in accordance with the terms of a Company retirement plan, the Board or Committee may permit Stock Awards or Restricted Stock Purchase Offers to continue in effect beyond the date of retirement in accordance with the applicable Grant Agreement and the exercisability and vesting of any such Grants may be accelerated.

(ii)
Rights in the Best Interests of the Company.   When a Participant resigns from the Company and, in the judgment of the Board or Committee, the acceleration and/or continuation of outstanding Stock Awards or Restricted Stock Purchase Offers would be in the best interests of the Company, the Board or Committee may (i) authorize, where appropriate, the acceleration and/or continuation of all or any part of Grants issued prior to such termination and (ii) permit the exercise, vesting and payment of such Grants for such period as may be set forth in the applicable Grant Agreement, subject to earlier cancellation pursuant to Section 9 or at such time as the Board or Committee shall deem the continuation of all or any part of the Participant's Grants are not in the Company's best interest.

(iii)	Death or Disability of a Participant.

(1)
In the event of a Participant's death, the Participant's estate or beneficiaries shall have a period up to the expiration date specified in the Grant Agreement within which to receive or exercise any outstanding Grant held by the Participant under such terms as may be specified in the applicable Grant Agreement. Rights to any such outstanding Grants shall pass by will or the laws of descent and distribution in the following order: (a) to beneficiaries so designated by the Participant; if none, then (b) to a legal representative of the Participant; if none, then (c) to the persons entitled thereto as determined by a court of competent jurisdiction. Grants so passing shall be made at such times and in such manner as if the Participant were living.

(2)
In the event a Participant is deemed by the Board or Committee to be unable to perform his or her usual duties by reason of mental disorder or medical condition which does not result from facts which would be grounds for termination for cause, Grants and rights to any such Grants may be paid to or exercised by the Participant, if legally competent, or a committee or other legally designated guardian or representative if the Participant is legally incompetent by virtue of such disability.

(3)
After the death or disability of a Participant, the Board or Committee may in its sole discretion at any time (1) terminate restrictions in Grant Agreements; (2) accelerate any or all installments and rights; and (3) instruct the Company to pay the total of any accelerated payments in a lump sum to the Participant, the Participant's estate, beneficiaries or representative; notwithstanding that, in the absence of such termination of restrictions or acceleration of payments, any or all of the payments due under the Grant might ultimately have become payable to other beneficiaries.

(4)	In the event of uncertainty as to interpretation of or controversies concerning this Section 6, the determinations of the Board or Committee, as applicable, shall be binding and conclusive.

7.
Investment Intent.  All Grants under the Plan are intended to be exempt from registration under the Securities Act provided by Rule 701 thereunder. Unless and until the granting of Options or sale and issuance of Stock subject to the Plan are registered under the Securities Act or shall be exempt pursuant to the rules promulgated thereunder, each Grant under the Plan shall provide that the purchases or other acquisitions of Stock thereunder shall be for investment purposes and not with a view to, or for resale in connection with, any distribution thereof. Further, unless the issuance and sale of the Stock have been registered under the Securities Act, each Grant shall provide that no shares shall be purchased upon the exercise of the rights under such Grant unless and until (i) all then applicable requirements of state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel, and (ii) if requested to do so by the Company, the person exercising the rights under the Grant shall (i) give written assurances as to knowledge and experience of such person (or a representative employed by such person) in financial and business matters and the ability of such person (or representative) to evaluate the merits and risks of exercising the Option, and (ii) execute and deliver to the Company a letter of investment intent and/or such other form related to applicable exemptions from registration, all in such form and substance as the Company may require. If shares are issued upon exercise of any rights under a Grant without registration under the Securities Act, subsequent registration of such shares shall relieve the purchaser thereof of any investment restrictions or representations made upon the exercise of such rights.

8.
Amendment, Modification, Suspension or Discontinuance of the Plan.  The Board may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to outstanding Grants, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that without the approval of the shareholders of the Company, no such revision or amendment shall (i) increase the number of shares subject to the Plan, (ii) decrease the price at which Grants may be granted, (iii) materially increase the benefits to Participants, or (iv) change the class of persons eligible to receive Grants under the Plan; provided, however, no such action shall alter or impair the rights and obligations under any Option, or Stock Award, or Restricted Stock Purchase Offer outstanding as of the date thereof without the written consent of the Participant thereunder. No Grant may be issued while the Plan is suspended or after it is terminated, but the rights and obligations under any Grant issued while the Plan is in effect shall not be impaired by suspension or termination of the Plan.

In the event of any change in the outstanding Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event, the Board or the Committee may adjust proportionally (a) the number of shares of Stock (i) reserved under the Plan, (ii) available for Incentive Stock Options and Nonstatutory Options and (iii) covered by outstanding Stock Awards or Restricted Stock Purchase Offers; (b) the Stock prices related to outstanding Grants; and (c) the appropriate Fair Market Value and other price determinations for such Grants. In the event of any other change affecting the Stock or any distribution (other than normal cash dividends) to holders of Stock, such adjustments as may be deemed equitable by the Board or the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board or the Committee shall be authorized to issue or assume stock options, whether or not in a transaction to which Section 424(a) of the Code applies, and other Grants by means of substitution of new Grant Agreements for previously issued Grants or an assumption of previously issued Grants.

9.
Tax Withholding. The Company shall have the right to deduct applicable taxes from any Grant payment and withhold, at the time of delivery or exercise of Options, Stock Awards or Restricted Stock Purchase Offers or vesting of shares under such Grants, an appropriate number of shares for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. If Stock is used to satisfy tax withholding, such stock shall be valued based on the Fair Market Value when the tax withholding is required to be made.

10.
Availability of Information. During the term of the Plan and any additional period during which a Grant granted pursuant to the Plan shall be exercisable, the Company shall make available, not later than one hundred and twenty (120) days following the close of each of its fiscal years, such financial and other information regarding the Company as is required by the bylaws of the Company and applicable law to be furnished in an annual report to the shareholders of the Company.

11.
Notice. Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the chief personnel officer or to the chief executive officer of the Company, and shall become effective when it is received by the office of the chief personnel officer or the chief executive officer.

12.
Indemnification of Board. In addition to such other rights or indemnifications as they may have as directors or otherwise, and to the extent allowed by applicable law, the members of the Board and the Committee may be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any claim, action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken, or failure to act, under or in connection with the Plan or any Grant granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such claim, action, suit or proceeding, except in any case in relation to matters as to which it shall be adjudged in such claim, action, suit or proceeding that such Board or Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or Board proceeding the member involved shall offer the Company, in writing, the opportunity, at its own expense, to handle and defend the same.

13.
Governing Law. The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Code or the securities laws of the United States, shall be governed by the law of the State of Delaware and construed accordingly.

14.
Effective and Termination Dates. The Plan shall become effective on the date it is approved by the Board. If the Plan is not approved by the holders of a majority of the shares of Stock within one (1) year from the date it is adopted and approved by the Board of Directors of the Company, all stock options granted hereunder shall be deemed non-statutory options.  The Plan shall terminate ten years later, subject to earlier termination by the Board pursuant to Section 8.

The foregoing 2009 Echo Metrix Incentive Stock Plan (consisting of 14 pages, including this page) was duly adopted and approved by the Board of Directors on December 4 , 2009.

EXHIBIT A

ECHO METRIX
INCENTIVE STOCK OPTION AGREEMENT

This Incentive Stock Option Agreement (" Agreement ") is made and entered into as of the date set forth below, by and between Echo Metrix, Inc., a Delaware corporation (the " Company "), and the employee of the Company named in Section 1(b). (" Optionee "):

 In consideration of the covenants herein set forth, the parties hereto agree as follows:

 1.   Option Information.

(a)	Date of Option:	____________________

(b)	Optionee:	____________________

(c)	Number of Shares:	____________________

(d)	Exercise Price:	____________________

(e)	Vesting Schedule	____________________
____________________
____________________

(f)	Termination Date	____________________

 2.   Acknowledgements.

(a) Optionee is an employee of the Company.

(b) The Board of Directors (the " Board " which term shall include an authorized committee of the Board of Directors) and shareholders of the Company have heretofore adopted the Echo Metrix 2009 Incentive Stock Plan (the " Plan "), pursuant to which this Option is being granted.

(c) The Board has authorized the granting to Optionee of an incentive stock option (" Option ") as defined in Section 422 of the Internal Revenue Code of 1986, as amended, (the " Code ") to purchase shares of common stock of the Company (" Stock ") upon the terms and conditions hereinafter stated and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the " Securities Act ") provided by Rule 701 thereunder.

 3.   Shares; Price.   The Company hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) above (the " Shares ") for cash (or other consideration as is authorized under the Plan and acceptable to the Board, in their sole and absolute discretion) at the price per Share set forth in Section 1(d) above (the " Exercise Price "), such price being not less than the fair market value per share of the Shares covered by this Option as of the date hereof.

 4.   Term of Option; Continuation of Employment.   This Option shall expire, and all rights hereunder to purchase the Shares shall terminate upon the Termination Date noted above. This Option shall earlier terminate subject to Sections 7 and 8 hereof upon, and as of the date of, the termination of Optionee's employment if such termination occurs prior to the Termination Date Nothing contained herein shall confer upon Optionee the right to the continuation of his or her employment by the Company or to interfere with the right of the Company to terminate such employment or to increase or decrease the compensation of Optionee from the rate in existence at the date hereof.

 5.   Vesting of Option.   Subject to the provisions of Sections 7 and 8 hereof, this Option shall become exercisable during the term of Optionee's employment according to terms deemed acceptable to the Board of Directors of Company in their sole and absolute discretion according to the schedule set forth in Section 1(e) above (the “Vesting Schedule”).

 6.   Exercise.   This Option shall be exercised by delivery to the Company of (a) written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A, (b) a check or cash in the amount of the Exercise Price of the Shares covered by the notice (or such other consideration as has been approved by the Board of Directors consistent with the Plan) and (c) a written investment representation as provided for in Section 13 hereof. Notwithstanding anything to the contrary contained in this Option, this Option may be exercised by presentation and surrender of this Option to the Company at its principal executive offices with a written notice of the holder’s intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a “Cashless Exercise”).  In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the holder shall surrender this Option for that number of shares of Common Stock determined by multiplying the number of Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price per share of the Common Stock and the Exercise Price, and the denominator of which shall be the then current Market Price per share of Common Stock.  For example, if the holder is exercising 100,000 Options with a per Option exercise price of $0.75 per share through a cashless exercise when the Common Stock’s current Market Price per share is $2.00 per share, then upon such Cashless Exercise the holder will receive 62,500 shares of Common Stock.  Market Price is defined as the average of the last reported sale prices on the principal trading market for the Common Stock during the five (5) trading days immediately preceding such date.  This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Optionee during his or her lifetime, except as provided in Section 8 hereof.

 7.   Termination of Employment.   If Optionee shall cease to be employed by the Company for any reason, whether voluntarily or involuntarily, other than by his or her death, Optionee (or if the Optionee shall die after such termination, but prior to such exercise date, Optionee's personal representative or the person entitled to succeed to the Option) shall have the right at any time within three (3) months following such termination of employment or the remaining term of this Option, whichever is the lesser, to exercise in whole or in part this Option to the extent, but only to the extent, that this Option was exercisable as of the date of termination of employment and had not previously been exercised; provided, however: (i) if Optionee is permanently disabled (within the meaning of Section 22(e)(3) of the Code) at the time of termination, the foregoing three (3) month period shall be extended to six (6) months; or (ii) if Optionee is terminated " for cause " or by the terms of the Plan or this Option Agreement or by any employment agreement between the Optionee and the Company, this Option shall automatically terminate as to all Shares covered by this Option not exercised prior to termination. Unless earlier terminated, all rights under this Option shall terminate in any event on the expiration date of this Option as defined in Section 4 hereof.

 8.   Death of Optionee.   If the Optionee shall die while in the employ of the Company, Optionee's personal representative or the person entitled to Optionee's rights hereunder may at any time within six (6) months after the date of Optionee's death, or during the remaining term of this Option, whichever is the lesser, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee's death; provided, in any case, that this Option may be so exercised only to the extent that this Option has not previously been exercised by Optionee.

 9.   No Rights as Shareholder.   Optionee shall have no rights as a shareholder with respect to the Shares covered by any installment of this Option until the effective date of issuance of Shares following exercise of this Option, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Section 10 hereof.

 10.   Recapitalization.   Subject to any required action by the shareholders of the Company, the number of Shares covered by this Option, and the Exercise Price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed having been " effected without receipt of consideration by the Company ".

 In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a " Reorganization "), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of such Reorganization. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Section 5; provided, however, that such exercise shall be subject to the consummation of such Reorganization.

 Subject to any required action by the shareholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the installment provisions of Section 5 shall continue to apply.

 In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all of its authorized Stock without par value into the same number of shares of Stock with a par value, the shares resulting from any such change shall be deemed to be the Shares within the meaning of this Option.

 To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided, Optionee shall have no rights by reason of any subdivision or consolidation of shares of Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of Shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

 The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

 11.   Additional Consideration.   Should the Internal Revenue Service determine that the Exercise Price established by the Board as the fair market value per Share is less than the fair market value per Share as of the date of Option grant, Optionee hereby agrees to tender such additional consideration, or agrees to tender upon exercise of all or a portion of this Option, such fair market value per Share as is determined by the Internal Revenue Service.

 12. Modifications, Extension and Renewal of Options.   The Board or Committee, as described in the Plan, may modify, extend or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefore (to the extent not theretofore exercised), subject at all times to the Plan, and Section 422 of the Code. Notwithstanding the foregoing provisions of this Section 12, no modification shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights of Optionee hereunder.

13.   Investment Intent; Restrictions on Transfer.

(a) Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Sections 7 and 8 hereof) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares represented by this Option are registered under the Securities Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

(b) Optionee further represents that Optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information.

(c) Unless and until the Shares represented by this Option are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE 'SECURITIES ACT') OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN INCENTIVE STOCK OPTION AGREEMENT DATED ____________ BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company's transfer agent.

14.   Effects of Early Disposition.   Optionee understands that if an Optionee disposes of shares acquired hereunder within two (2) years after the date of this Option or within one (1) year after the date of issuance of such shares to Optionee, such Optionee will be treated for income tax purposes as having received ordinary income at the time of such disposition of an amount generally measured by the difference between the purchase price and the fair market value of such stock on the date of exercise, subject to adjustment for any tax previously paid, in addition to any tax on the difference between the sales price and Optionee's adjusted cost basis in such shares. The foregoing amount may be measured differently if Optionee is an officer, director or ten percent holder of the Company. Optionee agrees to notify the Company within ten (10) working days of any such disposition.

15.   Stand-off Agreement.   Optionee agrees that in connection with any registration of the Company's securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company's securities, Optionee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least one year following the effective date of registration of such offering.

16.   Restriction Upon Transfer.   The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Optionee except as hereinafter provided.

(a) Repurchase Right on Termination Other Than for Cause. For the purposes of this Section, a " Repurchase Event " shall mean an occurrence of one of (i) termination of Optionee's employment by the Company, voluntary or involuntary and with or without cause; (ii) retirement or death of Optionee; (iii) bankruptcy of Optionee, which shall be deemed to have occurred as of the date on which a voluntary or involuntary petition in bankruptcy is filed with a court of competent jurisdiction; (iv) dissolution of the marriage of Optionee, to the extent that any of the Shares are allocated as the sole and separate property of Optionee's spouse pursuant thereto (in which case this Section shall only apply to the Shares so affected); or (v) any attempted transfer by the Optionee of Shares, or any interest therein, in violation of this Agreement. Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to repurchase all or any portion of the Shares of Optionee at a price equal to the fair value of the Shares as of the date of the Repurchase Event.

(b) Repurchase Right on Termination for Cause.   In the event Optionee's employment is terminated by the Company " for cause ", then the Company shall have the right (but not an obligation) to repurchase Shares of Optionee at a price equal to the Exercise Price. Such right of the Company to repurchase Shares shall apply to 100% of the Shares for one (1) year from the date of this Agreement; and shall thereafter lapse at the rate of twenty percent (20%) of the Shares on each anniversary of the date of this Agreement. In addition, the Company shall have the right, in the sole discretion of the Board and without obligation, to repurchase upon termination for cause all or any portion of the Shares of Optionee, at a price equal to the fair value of the Shares as of the date of termination, which right is not subject to the foregoing lapsing of rights. In the event the Company elects to repurchase the Shares, the stock certificates representing the same shall forthwith be returned to the Company for cancellation.

(c)   Exercise of Repurchase Right.   Any Repurchase Right under Paragraphs 16(a) or 16(b) shall be exercised by giving notice of exercise as provided herein to Optionee or the estate of Optionee, as applicable. Such right shall be exercised, and the repurchase price thereunder shall be paid, by the Company within a ninety (90) day period beginning on the date of notice to the Company of the occurrence of such Repurchase Event (except in the case of termination of employment or retirement, where such option period shall begin upon the occurrence of the Repurchase Event). Such repurchase price shall be payable only in the form of cash (including a check drafted on immediately available funds) or cancellation of purchase money indebtedness of the Optionee for the Shares. If the Company can not purchase all such Shares because it is unable to meet the financial tests set forth in the Delaware General Corporation Law, the Company shall have the right to purchase as many Shares as it is permitted to purchase under such sections. Any Shares not purchased by the Company hereunder shall no longer be subject to the provisions of this Section 16.

(d)   Right of First Refusal.   In the event Optionee desires to transfer any Shares during his or her lifetime, Optionee shall first offer to sell such Shares to the Company. Optionee shall deliver to the Company written notice of the intended sale, such notice to specify the number of Shares to be sold, the proposed purchase price and terms of payment, and grant the Company an option for a period of thirty days following receipt of such notice to purchase the offered Shares upon the same terms and conditions. To exercise such option, the Company shall give notice of that fact to Optionee within the thirty (30) day notice period and agree to pay the purchase price in the manner provided in the notice. If the Company does not purchase all of the Shares so offered during foregoing option period, Optionee shall be under no obligation to sell any of the offered Shares to the Company, but may dispose of such Shares in any lawful manner during a period of one hundred and eighty (180) days following the end of such notice period, except that Optionee shall not sell any such Shares to any other person at a lower price or upon more favorable terms than those offered to the Company.

(e)   Acceptance of Restrictions.   Acceptance of the Shares shall constitute the Optionee's agreement to such restrictions and the legending of his certificates with respect thereto. Notwithstanding such restrictions, however, so long as the Optionee is the holder of the Shares, or any portion thereof, he shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a shareholder with respect thereto.

(f)   Permitted Transfers.   Notwithstanding any provisions in this Section 16 to the contrary, the Optionee may transfer Shares subject to this Agreement to his or her parents, spouse, children, or grandchildren, or a trust for the benefit of the Optionee or any such transferee(s); provided, that such permitted transferee(s) shall hold the Shares subject to all the provisions of this Agreement (all references to the Optionee herein shall in such cases refer mutatis mutandis to the permitted transferee, except in the case of clause (iv) of Section 16(a) wherein the permitted transfer shall be deemed to be rescinded); and provided further, that notwithstanding any other provisions in this Agreement, a permitted transferee may not, in turn, make permitted transfers without the written consent of the Optionee and the Company.

(g)   Release of Restrictions on Shares.   All other restrictions under this Section 16 shall terminate five (5) years following the date of this Agreement, or when the Company's securities are publicly traded, whichever occurs earlier.

17.   Notices.   Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Optionee at the address last provided to the Company by Optionee for his or her employee records.

18.   Agreement Subject to Plan; Applicable Law.   This Option is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Option inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Option has been granted, executed and delivered in the State of Delaware, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts located in the State of New York.

In Witness Whereof , the parties hereto have executed this Option as of the date first above written.

COMPANY:	ECHO METRIX, INC.
a Delaware corporation

By:
Name:
Title:

OPTIONEE:
By:
( signature )
Name:

Appendix A

NOTICE OF EXERCISE

ECHO METRIX, INC.
_________________
_________________
_________________

 Re: Incentive Stock Option

 1)           Notice is hereby given pursuant to Section 6 of my Incentive Stock Option Agreement that I elect to purchase the number of shares set forth below at the exercise price set forth in my option agreement:

 Incentive Stock Option Agreement dated: ____________

 Number of shares being purchased: ____________

 Exercise Price: $____________

 A check in the amount of the aggregate price of the shares being purchased is attached.

OR

 2)           I elect a cashless exercise pursuant to Section 6 of my Incentive Stock Option.  The Average Market Price as of _______ was $_____.

 I hereby confirm that such shares are being acquired by me for my own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof. I will not sell or dispose of my Shares in violation of the Securities Act of 1933, as amended, or any applicable federal or state securities laws. Further, I understand that the exemption from taxable income at the time of exercise is dependent upon my holding such stock for a period of at least one year from the date of exercise and two years from the date of grant of the Option.

 I understand that the certificate representing the Option Shares will bear a restrictive legend within the contemplation of the Securities Act and as required by such other state or federal law or regulation applicable to the issuance or delivery of the Option Shares.

 I agree to provide to the Company such additional documents or information as may be required pursuant to the Echo Metrix 2009 Incentive Stock Plan.

By:
( signature )
Name:

Appendix A

EXHIBIT B-1

ECHO METRIX
EMPLOYEE NONSTATUTORY STOCK OPTION AGREEMENT

This Employee Nonstatutory Stock Option Agreement (" Agreement ") is made and entered into as of the date set forth below, by and between Echo Metrix, Inc., a Delaware corporation (the " Company "), and the following employee of the Company (" Optionee "):

In consideration of the covenants herein set forth, the parties hereto agree as follows:

1.   Option Information.
(a)	Date of Option:
(b)	Optionee:
(c)	Number of Shares:
(d)	Exercise Price:
(e)	Vesting Schedule

(f)	Termination Date

2.   Acknowledgements.
(a) Optionee is an employee of the Company.

(b) The Board of Directors (the " Board " which term shall include an authorized committee of the Board of Directors) and shareholders of the Company have heretofore adopted the Echo Metrix 2009 Incentive Stock Plan (the " Plan "), pursuant to which this Option is being granted; and

(c) The Board has authorized the granting to Optionee of a nonstatutory stock option (" Option ") to purchase shares of common stock of the Company (" Stock ") upon the terms and conditions hereinafter stated and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the " Securities Act ") provided by Rule 701 thereunder.

3.   Shares; Price.   Company hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) above (the " Shares ") for cash or on a cashless basis (or other consideration as is acceptable to the Board of Directors of the Company, in their sole and absolute discretion) at the price per Share set forth in Section 1(d) above (the " Exercise Price ").

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4.   Term of Option; Continuation of Service.   This Option shall expire, and all rights hereunder to purchase the Shares shall terminate upon the Termination Date noted above. This Option shall earlier terminate subject to Sections 7 and 8 hereof upon, and as of the date of, the termination of Optionee's employment if such termination occurs prior to the Termination Date. Nothing contained herein shall confer upon Optionee the right to the continuation of his or her employment by the Company or to interfere with the right of the Company to terminate such employment or to increase or decrease the compensation of Optionee from the rate in existence at the date hereof.

5.   Vesting of Option.   Subject to the provisions of Sections 7 and 8 hereof, this Option shall become exercisable during the term of Optionee's employment according to terms deemed acceptable to the Board of Directors of Company in their sole and absolute discretion according to the schedule set forth in Section 1(e) above (the “Vesting Schedule”)

6.   Exercise.   This Option shall be exercised by delivery to the Company of (a) written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A , (b) a check or cash in the amount of the Exercise Price of the Shares covered by the notice (or such other consideration as has been approved by the Board of Directors consistent with the Plan) and (c) a written investment representation as provided for in Section 13 hereof. Notwithstanding anything to the contrary contained in this Option, this Option may be exercised by presentation and surrender of this Option to the Company at its principal executive offices with a written notice of the holder’s intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a “Cashless Exercise”).  In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the holder shall surrender this Option for that number of shares of Common Stock determined by multiplying the number of Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price per share of the Common Stock and the Exercise Price, and the denominator of which shall be the then current Market Price per share of Common Stock.  For example, if the holder is exercising 100,000 Options with a per exercise price of $0.75 per share through a cashless exercise when the Common Stock’s current Market Price per share is $2.00 per share, then upon such Cashless Exercise the holder will receive 62,500 shares of Common Stock.  Market Price is defined as the average of the last reported sale prices on the principal trading market for the Common Stock during the five (5) trading days immediately preceding such date.  This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Optionee during his or her lifetime, except as provided in Section 8 hereof.

7.   Termination of Employment.   If Optionee shall cease to be employed by the Company for any reason, whether voluntarily or involuntarily, other than by his or her death, Optionee (or if the Optionee shall die after such termination, but prior to such exercise date, Optionee's personal representative or the person entitled to succeed to the Option) shall have the right at any time within three (3) months following such termination of employment or the remaining term of this Option, whichever is the lesser, to exercise in whole or in part this Option to the extent, but only to the extent, that this Option was exercisable as of the date of termination of employment and had not previously been exercised; provided, however: (i) if Optionee is permanently disabled (within the meaning of Section 22(e)(3) of the Code) at the time of termination, the foregoing three (3) month period shall be extended to six (6) months; or (ii) if Optionee is terminated "for cause", or by the terms of the Plan or this Option Agreement or by any employment agreement between the Optionee and the Company, this Option shall automatically terminate as to all Shares covered by this Option not exercised prior to termination.

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Unless earlier terminated, all rights under this Option shall terminate in any event on the expiration date of this Option as defined in Section 4 hereof.

8.   Death of Optionee.   If the Optionee shall die while in the employ of the Company, Optionee's personal representative or the person entitled to Optionee's rights hereunder may at any time within six (6) months after the date of Optionee's death, or during the remaining term of this Option, whichever is the lesser, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee's death; provided, in any case, that this Option may be so exercised only to the extent that this Option has not previously been exercised by Optionee.

9.   No Rights as Shareholder.   Optionee shall have no rights as a shareholder with respect to the Shares covered by any installment of this Option until the effective date of issuance of the Shares following exercise of this Option, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Section 10 hereof.

10.   Recapitalization.   Subject to any required action by the shareholders of the Company, the number of Shares covered by this Option, and the Exercise Price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed having been "effected without receipt of consideration by the Company".

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a " Reorganization "), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of such Reorganization. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Section 5; provided, however, that such exercise shall be subject to the consummation of such Reorganization.

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Subject to any required action by the shareholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the installment provisions of Section 5 shall continue to apply.

In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all of its authorized Stock without par value into the same number of shares of Stock with a par value, the shares resulting from any such change shall be deemed to be the Shares within the meaning of this Option.

To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided, Optionee shall have no rights by reason of any subdivision or consolidation of shares of Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of Shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

11.   Taxation upon Exercise of Option.   Optionee understands that, upon exercise of this Option, Optionee will recognize income, for Federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, determined as of the date of exercise, exceeds the Exercise Price. The acceptance of the Shares by Optionee shall constitute an agreement by Optionee to report such income in accordance with then applicable law and to cooperate with Company in establishing the amount of such income and corresponding deduction to the Company for its income tax purposes. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Optionee's then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Optionee to make a cash payment to cover such liability as a condition of the exercise of this Option.

12.   Modification, Extension and Renewal of Options.   The Board or Committee, as described in the Plan, may modify, extend or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefore (to the extent not theretofore exercised), subject at all times to the Plan and the Code.  Notwithstanding the foregoing provisions of this Section 12, no modification shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights of Optionee hereunder.

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13.   Investment Intent; Restrictions on Transfer.

(a)  Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Sections 7 and 8 hereof) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares represented by this Option are registered under the Securities Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

(b)  Optionee further represents that Optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information

(c)  Unless and until the Shares represented by this Option are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE 'SECURITIES ACT') OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN NONSTATUTORY STOCK OPTION AGREEMENT DATED ____________ BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

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and/or such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company's transfer agent.

14.   Stand-off Agreement.   Optionee agrees that, in connection with any registration of the Company's securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company's securities, Optionee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least one year following the effective date of registration of such offering.

15.   Restriction Upon Transfer.   The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Optionee except as hereinafter provided.

(a) Repurchase Right on Termination Other Than for Cause. For the purposes of this Section, a " Repurchase Event " shall mean an occurrence of one of (i) termination of Optionee's employment by the Company, voluntary or involuntary and with or without cause; (ii) retirement or death of Optionee; (iii) bankruptcy of Optionee, which shall be deemed to have occurred as of the date on which a voluntary or involuntary petition in bankruptcy is filed with a court of competent jurisdiction; (iv) dissolution of the marriage of Optionee, to the extent that any of the Shares are allocated as the sole and separate property of Optionee's spouse pursuant thereto (in which case, this Section shall only apply to the Shares so affected); or (v) any attempted transfer by the Optionee of Shares, or any interest therein, in violation of this Agreement. Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to repurchase all or any portion of the Shares of Optionee at a price equal to the fair value of the Shares as of the date of the Repurchase Event.

(b) Repurchase Right on Termination for Cause. In the event Optionee's employment is terminated by the Company "for cause", then the Company shall have the right (but not an obligation) to repurchase Shares of Optionee at a price equal to the Exercise Price. Such right of the Company to repurchase Shares shall apply to 100% of the Shares for one (1) year from the date of this Agreement; and shall thereafter lapse at the rate of twenty percent (20%) of the Shares on each anniversary of the date of this Agreement. In addition, the Company shall have the right, in the sole discretion of the Board and without obligation, to repurchase upon termination for cause all or any portion of the Shares of Optionee, at a price equal to the fair value of the Shares as of the date of termination, which right is not subject to the foregoing lapsing of rights. In the event the Company elects to repurchase the Shares, the stock certificates representing the same shall forthwith be returned to the Company for cancellation.

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(c) Exercise of Repurchase Right. Any Repurchase Right under Paragraphs 15(a) or 15(b) shall be exercised by giving notice of exercise as provided herein to Optionee or the estate of Optionee, as applicable. Such right shall be exercised, and the repurchase price thereunder shall be paid, by the Company within a ninety (90) day period beginning on the date of notice to the Company of the occurrence of such Repurchase Event (except in the case of termination of employment or retirement, where such option period shall begin upon the occurrence of the Repurchase Event). Such repurchase price shall be payable only in the form of cash (including a check drafted on immediately available funds) or cancellation of purchase money indebtedness of the Optionee for the Shares. If the Company can not purchase all such Shares because it is unable to meet the financial tests set forth in the Delaware General Corporation Law, the Company shall have the right to purchase as many Shares as it is permitted to purchase under such sections. Any Shares not purchased by the Company hereunder shall no longer be subject to the provisions of this Section 15.

(d) Right of First Refusal. In the event Optionee desires to transfer any Shares during his or her lifetime, Optionee shall first offer to sell such Shares to the Company. Optionee shall deliver to the Company written notice of the intended sale, such notice to specify the number of Shares to be sold, the proposed purchase price and terms of payment, and grant the Company an option for a period of thirty days following receipt of such notice to purchase the offered Shares upon the same terms and conditions. To exercise such option, the Company shall give notice of that fact to Optionee within the thirty (30) day notice period and agree to pay the purchase price in the manner provided in the notice. If the Company does not purchase all of the Shares so offered during foregoing option period, Optionee shall be under no obligation to sell any of the offered Shares to the Company, but may dispose of such Shares in any lawful manner during a period of one hundred and eighty (180) days following the end of such notice period, except that Optionee shall not sell any such Shares to any other person at a lower price or upon more favorable terms than those offered to the Company.

(e) Acceptance of Restrictions. Acceptance of the Shares shall constitute the Optionee's agreement to such restrictions and the legending of his certificates with respect thereto. Notwithstanding such restrictions, however, so long as the Optionee is the holder of the Shares, or any portion thereof, he shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a shareholder with respect thereto.

(f) Permitted Transfers. Notwithstanding any provisions in this Section 15 to the contrary, the Optionee may transfer Shares subject to this Agreement to his or her parents, spouse, children, or grandchildren, or a trust for the benefit of the Optionee or any such transferee(s); provided, that such permitted transferee(s) shall hold the Shares subject to all the provisions of this Agreement (all references to the Optionee herein shall in such cases refer mutatis mutandis to the permitted transferee, except in the case of clause (iv) of Section 15(a) wherein the permitted transfer shall be deemed to be rescinded); and provided further, that notwithstanding any other provisions in this Agreement, a permitted transferee may not, in turn, make permitted transfers without the written consent of the Optionee and the Company.

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(g) Release of Restrictions on Shares. All other restrictions under this Section 15 shall terminate five (5) years following the date of this Agreement, or when the Company's securities are publicly traded, whichever occurs earlier.

16.   Notices.   Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Optionee at the address last provided by Optionee for his or her employee records.

17.   Agreement Subject to Plan; Applicable Law.   This Option is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Option inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Option has been granted, executed and delivered in the State of Delaware, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts located in the State of New York.

In Witness Whereof , the parties hereto have executed this Option as of the date first above written.

COMPANY:	echo metrix, inc.
a Delaware corporation

By:
Name:
Title:

OPTIONEE:
By:
( signature )
Name:

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Appendix A

NOTICE OF EXERCISE

ECHO METRIX, INC.
_________________
_________________
_________________

Re: Nonstatutory Stock Option

1)           Notice is hereby given pursuant to Section 6 of my Nonstatutory Stock Option Agreement that I elect to purchase the number of shares set forth below at the exercise price set forth in my option agreement:

Nonstatutory Stock Option Agreement dated: ____________

Number of shares being purchased: ____________

Exercise Price: $____________

A check in the amount of the aggregate price of the shares being purchased is attached.

OR

2)           I elect a cashless exercise pursuant to Section 6 of my Nonstatutory Stock Option Agreement.  The Average Market Price as of _______ was $_____.

I hereby confirm that such shares are being acquired by me for my own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof. I will not sell or dispose of my Shares in violation of the Securities Act of 1933, as amended, or any applicable federal or state securities laws. Further, I understand that the exemption from taxable income at the time of exercise is dependent upon my holding such stock for a period of at least one year from the date of exercise and two years from the date of grant of the Option.

I understand that the certificate representing the Option Shares will bear a restrictive legend within the contemplation of the Securities Act and as required by such other state or federal law or regulation applicable to the issuance or delivery of the Option Shares.

I agree to provide to the Company such additional documents or information as may be required pursuant to the Echo Metrix 2009 Incentive Stock Plan.

By:
( signature )
Name:

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EXHIBIT B-2

ECHO METRIX
NONSTATUTORY STOCK OPTION AGREEMENT

This Nonstatutory Stock Option Agreement (" Agreement ") is made and entered into as of the date set forth below, by and between Echo Metrix, Inc., a Delaware corporation (the " Company "), and the following Director of the Company (" Optionee "):

In consideration of the covenants herein set forth, the parties hereto agree as follows:

1.   Option Information.
(a)	Date of Option:
(b)	Optionee:
(c)	Number of Shares:
(d)	Exercise Price:
(e)	Vesting Schedule

(f)	Termination Date

2.   Acknowledgements.
(a)  Optionee is a member of the Board of Directors of the Company.

(b)  The Board of Directors (the " Board " which term shall include an authorized committee of the Board of Directors) and shareholders of the Company have heretofore adopted the Echo Metrix 2009 Incentive Stock Plan (the " Plan "), pursuant to which this Option is being granted; and

(c)  The Board has authorized the granting to Optionee of a nonstatutory stock option (" Option ") to purchase shares of common stock of the Company (" Stock ") upon the terms and conditions hereinafter stated and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the " Securities Act ") provided by Rule 701 thereunder.

3.   Shares; Price.   Company hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) above (the " Shares ") for cash or on a cashless basis (or other consideration as is acceptable to the Board of Directors of the Company, in their sole and absolute discretion) at the price per Share set forth in Section 1(d) above (the " Exercise Price ").

4.   Term of Option; Continuation of Service.   This Option shall expire, and all rights hereunder to purchase the Shares shall terminate upon the Termination Date noted above. This Option shall earlier terminate subject to Sections 7 and 8 hereof upon, and as of the date of, the termination of Optionee's employment if such termination occurs prior to the Termination Date. Nothing contained herein shall confer upon Optionee the right to the continuation of his or her employment by the Company or to interfere with the right of the Company to terminate such employment or to increase or decrease the compensation of Optionee from the rate in existence at the date hereof.

5.   Vesting of Option.   Subject to the provisions of Sections 7 and 8 hereof, this Option shall become exercisable during the term that Optionee serves as a Director of the Company according to terms deemed acceptable to the Board of Directors of the Company in their sole and absolute discretion according to the schedule set forth in Section 1(e) above (the “Vesting Schedule”)

6.   Exercise.   This Option shall be exercised by delivery to the Company of (a) written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A , (b) a check or cash in the amount of the Exercise Price of the Shares covered by the notice (or such other consideration as has been approved by the Board of Directors consistent with the Plan) and (c) a written investment representation as provided for in Section 13 hereof. Notwithstanding anything to the contrary contained in this Option, this Option may be exercised by presentation and surrender of this Option to the Company at its principal executive offices with a written notice of the holder’s intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a “Cashless Exercise”).  In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the holder shall surrender this Option for that number of shares of Common Stock determined by multiplying the number of Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price per share of the Common Stock and the Exercise Price, and the denominator of which shall be the then current Market Price per share of Common Stock.  For example, if the holder is exercising 100,000 Options with a per Warrant exercise price of $0.75 per share through a cashless exercise when the Common Stock’s current Market Price per share is $2.00 per share, then upon such Cashless Exercise the holder will receive 62,500 shares of Common Stock.  Market Price is defined as the average of the last reported sale prices on the principal trading market for the Common Stock during the five (5) trading days immediately preceding such date.  This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Optionee during his or her lifetime, except as provided in Section 8 hereof.

7.   Termination of Service.   If Optionee shall cease to serve as a Director of the Company for any reason, no further installments shall vest pursuant to Section 5, and the maximum number of Shares that Optionee may purchase pursuant hereto shall be limited to the number of Shares that were vested as of the date Optionee ceases to be a Director (to the nearest whole Share). Thereupon, Optionee shall have the right to exercise this Option, at any time during the remaining term hereof, to the extent, but only to the extent, that this Option was exercisable as of the date Optionee ceases to be a Director; provided, however, if Optionee is removed as a Director pursuant to the Delaware General Corporation Law, the foregoing right to exercise shall automatically terminate on the date Optionee ceases to be a Director as to all Shares covered by this Option not exercised prior to termination. Unless earlier terminated, all rights under this Option shall terminate in any event on the expiration date of this Option as defined in Section 4 hereof.

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8.   Death of Optionee.   If the Optionee shall die while in the employ of the Company, Optionee's personal representative or the person entitled to Optionee's rights hereunder may at any time within six (6) months after the date of Optionee's death, or during the remaining term of this Option, whichever is the lesser, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee's death; provided, in any case, that this Option may be so exercised only to the extent that this Option has not previously been exercised by Optionee.

9.   No Rights as Shareholder.   Optionee shall have no rights as a shareholder with respect to the Shares covered by any installment of this Option until the effective date of issuance of the Shares following exercise of this Option, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Section 10 hereof.

10.   Recapitalization.   Subject to any required action by the shareholders of the Company, the number of Shares covered by this Option, and the Exercise Price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed having been "effected without receipt of consideration by the Company".

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a " Reorganization "), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of such Reorganization. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Section 5; provided, however, that such exercise shall be subject to the consummation of such Reorganization.

Subject to any required action by the shareholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the installment provisions of Section 5 shall continue to apply.

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In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all of its authorized Stock without par value into the same number of shares of Stock with a par value, the shares resulting from any such change shall be deemed to be the Shares within the meaning of this Option.

To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided, Optionee shall have no rights by reason of any subdivision or consolidation of shares of Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of Shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

11.   Taxation upon Exercise of Option.   Optionee understands that, upon exercise of this Option, Optionee will recognize income, for Federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, determined as of the date of exercise, exceeds the Exercise Price. The acceptance of the Shares by Optionee shall constitute an agreement by Optionee to report such income in accordance with then applicable law and to cooperate with Company in establishing the amount of such income and corresponding deduction to the Company for its income tax purposes. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Optionee's then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Optionee to make a cash payment to cover such liability as a condition of the exercise of this Option.

12.   Modification, Extension and Renewal of Options.   The Board or Committee, as described in the Plan, may modify, extend or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefore (to the extent not theretofore exercised), subject at all times to the Plan and the Code.  Notwithstanding the foregoing provisions of this Section 12, no modification shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights of Optionee hereunder.

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13.   Investment Intent; Restrictions on Transfer.

(a)  Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Sections 7 and 8 hereof) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares represented by this Option are registered under the Securities Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

(b)  Optionee further represents that Optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information

(c) Unless and until the Shares represented by this Option are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE 'SECURITIES ACT') OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN NONSTATUTORY STOCK OPTION AGREEMENT DATED ____________ BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

and/or such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company's transfer agent.

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14.   Stand-off Agreement.   Optionee agrees that, in connection with any registration of the Company's securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company's securities, Optionee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least one year following the effective date of registration of such offering.

15.   Restriction Upon Transfer.   The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Optionee except as hereinafter provided.

(a)   Repurchase Right on Termination Other Than by Removal.   For the purposes of this Section, a " Repurchase Event " shall mean an occurrence of one of (i) termination of Optionee's service as a director; (ii) death of Optionee; (iii) bankruptcy of Optionee, which shall be deemed to have occurred as of the date on which a voluntary or involuntary petition in bankruptcy is filed with a court of competent jurisdiction; (iv) dissolution of the marriage of Optionee, to the extent that any of the Shares are allocated as the sole and separate property of Optionee's spouse pursuant thereto (in which case, this Section shall only apply to the Shares so affected); or (v) any attempted transfer by the Optionee of Shares, or any interest therein, in violation of this Agreement. Upon the occurrence of a Repurchase Event, and upon mutual agreement of the Company and Optionee, the Company may repurchase all or any portion of the Shares of Optionee at a price equal to the fair value of the Shares as of the date of the Repurchase Event.

(b)   Repurchase Right on Removal.   In the event Optionee is removed as a director pursuant to the Delaware General Corporation Law, or Optionee voluntarily resigns as a director prior to the date upon which the last installment of Shares becomes exercisable pursuant to Section 5, then the Company shall have the right (but not an obligation) to repurchase Shares of Optionee at a price equal to the Exercise Price. Such right of the Company to repurchase Shares shall apply to 100% of the Shares for one (1) year from the date of this Agreement; and shall thereafter lapse ratably in equal annual increments on each anniversary of the date of this Agreement over the term of this Option specified in Section 4. In addition, the Company shall have the right, in the sole discretion of the Board and without obligation, to repurchase upon removal or resignation all or any portion of the Shares of Optionee, at a price equal to the fair value of the Shares as of the date of such removal or resignation, which right is not subject to the foregoing lapsing of rights. In the event the Company elects to repurchase the Shares, the stock certificates representing the same shall forthwith be returned to the Company for cancellation.

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(c)   Exercise of Repurchase Right.   Any Repurchase Right under Paragraphs 15(a) or 15(b) shall be exercised by giving notice of exercise as provided herein to Optionee or the estate of Optionee, as applicable. Such right shall be exercised, and the repurchase price thereunder shall be paid, by the Company within a ninety (90) day period beginning on the date of notice to the Company of the occurrence of such Repurchase Event (except in the case of termination or cessation of services as director, where such option period shall begin upon the occurrence of the Repurchase Event). Such repurchase price shall be payable only in the form of cash (including a check drafted on immediately available funds) or cancellation of purchase money indebtedness of the Optionee for the Shares. If the Company can not purchase all such Shares because it is unable to meet the financial tests set forth in the Delaware General Corporation Law, the Company shall have the right to purchase as many Shares as it is permitted to purchase under such sections. Any Shares not purchased by the Company hereunder shall no longer be subject to the provisions of this Section 15.

(d)  Right of First Refusal. In the event Optionee desires to transfer any Shares during his or her lifetime, Optionee shall first offer to sell such Shares to the Company. Optionee shall deliver to the Company written notice of the intended sale, such notice to specify the number of Shares to be sold, the proposed purchase price and terms of payment, and grant the Company an option for a period of thirty days following receipt of such notice to purchase the offered Shares upon the same terms and conditions. To exercise such option, the Company shall give notice of that fact to Optionee within the thirty (30) day notice period and agree to pay the purchase price in the manner provided in the notice. If the Company does not purchase all of the Shares so offered during foregoing option period, Optionee shall be under no obligation to sell any of the offered Shares to the Company, but may dispose of such Shares in any lawful manner during a period of one hundred and eighty (180) days following the end of such notice period, except that Optionee shall not sell any such Shares to any other person at a lower price or upon more favorable terms than those offered to the Company.

(e)  Acceptance of Restrictions. Acceptance of the Shares shall constitute the Optionee's agreement to such restrictions and the legending of his certificates with respect thereto. Notwithstanding such restrictions, however, so long as the Optionee is the holder of the Shares, or any portion thereof, he shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a shareholder with respect thereto.

(f)  Permitted Transfers. Notwithstanding any provisions in this Section 15 to the contrary, the Optionee may transfer Shares subject to this Agreement to his or her parents, spouse, children, or grandchildren, or a trust for the benefit of the Optionee or any such transferee(s); provided, that such permitted transferee(s) shall hold the Shares subject to all the provisions of this Agreement (all references to the Optionee herein shall in such cases refer mutatis mutandis to the permitted transferee, except in the case of clause (iv) of Section 15(a) wherein the permitted transfer shall be deemed to be rescinded); and provided further, that notwithstanding any other provisions in this Agreement, a permitted transferee may not, in turn, make permitted transfers without the written consent of the Optionee and the Company.

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(g)  Release of Restrictions on Shares. All other restrictions under this Section 15 shall terminate five (5) years following the date of this Agreement, or when the Company's securities are publicly traded, whichever occurs earlier.

 16.   Notices.   Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Optionee at the address last provided by Optionee for use in Company records related to Optionee.

 17.   Agreement Subject to Plan; Applicable Law.   This Option is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Option inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Option has been granted, executed and delivered in the State of Delaware, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts located in the State of New York.

IN WITNESS WHEREOF, the parties hereto have executed this Option as of the date first above written.

COMPANY:	echo metrix, inc.
a Delaware corporation

By: __________________________
Name: ________________________
Title: _________________________

OPTIONEE:
By: _________________________
( signature )
Name: _________________________

8

Appendix A

NOTICE OF EXERCISE

ECHO METRIX, INC.
_________________
_________________
_________________

 Re: Nonstatutory Stock Option

 1)           Notice is hereby given pursuant to Section 6 of my Nonstatutory Stock Option Agreement that I elect to purchase the number of shares set forth below at the exercise price set forth in my option agreement:

 Nonstatutory Stock Option Agreement dated: ____________

 Number of shares being purchased: ____________

 Exercise Price: $____________

 A check in the amount of the aggregate price of the shares being purchased is attached.

OR

 2)           I elect a cashless exercise pursuant to Section 6 of my Nonstatutory Stock Option Agreement.  The Average Market Price as of _______ was $_____.

 I hereby confirm that such shares are being acquired by me for my own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof. I will not sell or dispose of my Shares in violation of the Securities Act of 1933, as amended, or any applicable federal or state securities laws. Further, I understand that the exemption from taxable income at the time of exercise is dependent upon my holding such stock for a period of at least one year from the date of exercise and two years from the date of grant of the Option.

 I understand that the certificate representing the Option Shares will bear a restrictive legend within the contemplation of the Securities Act and as required by such other state or federal law or regulation applicable to the issuance or delivery of the Option Shares.

 I agree to provide to the Company such additional documents or information as may be required pursuant to the Echo Metrix 2009 Incentive Stock Plan.

By:
( signature )
Name:

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EXHIBIT B-3

ECHO METRIX
CONSULTANT NONSTATUTORY STOCK OPTION AGREEMENT

This Consultant Nonstatutory Stock Option Agreement (" Agreement ") is made and entered into as of the date set forth below, by and between Echo Metrix, Inc., a Delaware corporation (the " Company "), and the following consultant to the Company (herein, the " Optionee "):

 In consideration of the covenants herein set forth, the parties hereto agree as follows:

 1.   Option Information.
(a)	Date of Option:	____________________
(b)	Optionee:	____________________
(c)	Number of Shares:	____________________
(d)	Exercise Price:	____________________
(e)	Vesting Schedule	____________________
____________________
____________________
(f)	Termination Date	____________________

 2.   Acknowledgements.
(a)  Optionee is an independent consultant to the Company, not an employee;

(b)  The Board of Directors (the " Board " which term shall include an authorized committee of the Board of Directors) and shareholders of the Company have heretofore adopted the Echo Metrix 2009 Incentive Stock Plan (the " Plan "), pursuant to which this Option is being granted; and

(c)  The Board has authorized the granting to Optionee of a nonstatutory stock option (" Option ") to purchase shares of common stock of the Company (" Stock ") upon the terms and conditions hereinafter stated and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the " Securities Act ") provided by Rule 701 thereunder.

 3.   Shares; Price.   The Company hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) above (the " Shares ") for cash or on a cashless basis (or other consideration as is acceptable to the Board, in their sole and absolute discretion) at the price per Share set forth in Section 1(d) above (the " Exercise Price ").

 4.   Term of Option.   This Option shall expire, and all rights hereunder to purchase the Shares, shall terminate upon the Termination Date noted above. Nothing contained herein shall be construed to interfere in any way with the right of the Company to terminate Optionee as a consultant to the Company, or to increase or decrease the compensation paid to Optionee from the rate in effect as of the date hereof.

 5.   Vesting of Option.   Subject to the provisions of Sections 7 and 8 hereof, this Option shall become exercisable during the period that Optionee serves as a consultant of the Company according to terms deemed acceptable to the Board of Directors of the Company in their sole and absolute discretion according to the schedule set forth in Section 1(e) above (the “Vesting Schedule”)

 6.   Exercise.   This Option shall be exercised by delivery to the Company of (a) written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A , (b) a check or cash in the amount of the Exercise Price of the Shares covered by the notice (or such other consideration as has been approved by the Board of Directors consistent with the Plan) and (c) a written investment representation as provided for in Section 13 hereof. Notwithstanding anything to the contrary contained in this Option, this Option may be exercised by presentation and surrender of this Option to the Company at its principal executive offices with a written notice of the holder’s intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a “Cashless Exercise”).  In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the holder shall surrender this Option for that number of shares of Common Stock determined by multiplying the number of Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price per share of the Common Stock and the Exercise Price, and the denominator of which shall be the then current Market Price per share of Common Stock.  For example, if the holder is exercising 100,000 Options with a per Warrant exercise price of $0.75 per share through a cashless exercise when the Common Stock’s current Market Price per share is $2.00 per share, then upon such Cashless Exercise the holder will receive 62,500 shares of Common Stock.  Market Price is defined as the average of the last reported sale prices on the principal trading market for the Common Stock during the five (5) trading days immediately preceding such date.  This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Optionee during his or her lifetime.

 7.   Termination of Service.   If Optionee's service as a consultant to the Company terminates for any reason, no further installments shall vest pursuant to Section 5, and Optionee shall have the right at any time within thirty (30) days following such termination of services or the remaining term of this Option, whichever is the lesser, to exercise in whole or in part this Option to the extent, but only to the extent, that this Option was exercisable as of the date Optionee ceased to be a consultant to the Company; provided, however, if Optionee is terminated for reasons that would justify a termination of employment " for cause ", the foregoing right to exercise shall automatically terminate on the date Optionee ceases to be a consultant to the Company as to all Shares covered by this Option not exercised prior to termination. Unless earlier terminated, all rights under this Option shall terminate in any event on the expiration date of this Option as defined in Section 4 hereof.

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 8.   Death of Optionee.   If the Optionee shall die while serving as a consultant to the Company, Optionee's personal representative or the person entitled to Optionee's rights hereunder may at any time within ninety (90) days after the date of Optionee's death, or during the remaining term of this Option, whichever is the lesser, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee's death; provided, in any case, that this Option may be so exercised only to the extent that this Option has not previously been exercised by Optionee.

 9.   No Rights as Shareholder.   Optionee shall have no rights as a shareholder with respect to the Shares covered by any installment of this Option until the effective date of the issuance of shares following exercise of this to Option, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Section 10 hereof.

 10.   Recapitalization.   Subject to any required action by the shareholders of the Company, the number of Shares covered by this Option, and the Exercise Price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed having been "effected without receipt of consideration by the Company."

 In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a " Reorganization "), this Option shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board; provided, however, if Optionee shall be a consultant at the time such Reorganization is approved by the stockholders, Optionee shall have the right to exercise this Option as to all or any part of the Shares, without regard to the installment provisions of Section 5, for a period beginning 30 days prior to the consummation of such Reorganization and ending as of the Reorganization or the expiration of this Option, whichever is earlier, subject to the consummation of the Reorganization. In any event, the Company shall notify Optionee, at least 30 days prior to the consummation of such Reorganization, of his exercise rights, if any, and that the Option shall terminate upon the consummation of the Reorganization.

 Subject to any required action by the shareholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the installment provisions of Section 5 shall continue to apply.

 In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all of its authorized Stock without par value into the same number of shares of Stock with a par value, the shares resulting from any such change shall be deemed to be the Shares within the meaning of this Option.

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 To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided, Optionee shall have no rights by reason of any subdivision or consolidation of shares of Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of Shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

 The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

 11.   Taxation upon Exercise of Option.   Optionee understands that, upon exercise of this Option, Optionee will recognize income, for Federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, determined as of the date of exercise, exceeds the Exercise Price. The acceptance of the Shares by Optionee shall constitute an agreement by Optionee to report such income in accordance with then applicable law and to cooperate with Company in establishing the amount of such income and corresponding deduction to the Company for its income tax purposes. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Optionee's then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Optionee to make a cash payment to cover such liability as a condition of the exercise of this Option.

 12.   Modification, Extension and Renewal of Options.   The Board or Committee, as described in the Plan, may modify, extend or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefore (to the extent not theretofore exercised), subject at all times to the Plan, the Code. Notwithstanding the foregoing provisions of this Section 12, no modification shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights of Optionee hereunder.

 13.   Investment Intent; Restrictions on Transfer.
(a)  Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Sections 7 and 8 hereof) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares represented by this Option are registered under the Securities Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

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(b)  Optionee further represents that Optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information.

(c)  Unless and until the Shares represented by this Option are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE 'SECURITIES ACT') OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN NONSTATUTORY STOCK OPTION AGREEMENT DATED ___________ BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

and/or such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company's transfer agent.

 14.   Stand-off Agreement.   Optionee agrees that, in connection with any registration of the Company's securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company's securities, Optionee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of up to one year following the effective date of registration of such offering.

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 15.   Restriction Upon Transfer.   The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Optionee except as hereinafter provided.

(a)   Repurchase Right on Termination Other Than for Cause.   For the purposes of this Section, a " Repurchase Event " shall mean an occurrence of one of (i) termination of Optionee's service as a consultant, voluntary or involuntary and with or without cause; (ii) retirement or death of Optionee; (iii) bankruptcy of Optionee, which shall be deemed to have occurred as of the date on which a voluntary or involuntary petition in bankruptcy is filed with a court of competent jurisdiction; (iv) dissolution of the marriage of Optionee, to the extent that any of the Shares are allocated as the sole and separate property of Optionee's spouse pursuant thereto (in which case, this Section shall only apply to the Shares so affected); or (v) any attempted transfer by the Optionee of Shares, or any interest therein, in violation of this Agreement. Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to repurchase all or any portion of the Shares of Optionee at a price equal to the fair value of the Shares as of the date of the Repurchase Event.

(b)   Repurchase Right on Termination for Cause.   In the event Optionee's service as a consultant is terminated by the Company "for cause" (as contemplated by Section 7), then the Company shall have the right (but not an obligation) to repurchase Shares of Optionee at a price equal to the Exercise Price. Such right of the Company to repurchase Shares shall apply to 100% of the Shares for one (1) year from the date of this Agreement; and shall thereafter lapse ratably in equal annual increments on each anniversary of the date of this Agreement over the term of this Option specified in Section 4. In addition, the Company shall have the right, in the sole discretion of the Board and without obligation, to repurchase upon any such termination of service for cause all or any portion of the Shares of Optionee, at a price equal to the fair value of the Shares as of the date of termination, which right is not subject to the foregoing lapsing of rights. In the event the Company elects to repurchase the Shares, the stock certificates representing the same shall forthwith be returned to the Company for cancellation.

(c)   Exercise of Repurchase Right.   Any repurchase right under Paragraphs 15(a) or 15(b) shall be exercised by giving notice of exercise as provided herein to Optionee or the estate of Optionee, as applicable. Such right shall be exercised, and the repurchase price thereunder shall be paid, by the Company within a ninety (90) day period beginning on the date of notice to the Company of the occurrence of such Repurchase Event (except in the case of termination of employment or retirement, where such option period shall begin upon the occurrence of the Repurchase Event). Such repurchase price shall be payable only in the form of cash (including a check drafted on immediately available funds) or cancellation of purchase money indebtedness of the Optionee for the Shares. If the Company can not purchase all such Shares because it is unable to meet the financial tests set forth in the Delaware General Corporation Law, the Company shall have the right to purchase as many Shares as it is permitted to purchase under such sections. Any Shares not purchased by the Company hereunder shall no longer be subject to the provisions of this Section 15.

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(d)   Right of First Refusal.   In the event Optionee desires to transfer any Shares during his or her lifetime, Optionee shall first offer to sell such Shares to the Company. Optionee shall deliver to the Company written notice of the intended sale, such notice to specify the number of Shares to be sold, the proposed purchase price and terms of payment, and grant the Company an option for a period of thirty days following receipt of such notice to purchase the offered Shares upon the same terms and conditions. To exercise such option, the Company shall give notice of that fact to Optionee within the thirty (30) day notice period and agree to pay the purchase price in the manner provided in the notice. If the Company does not purchase all of the Shares so offered during foregoing option period, Optionee shall be under no obligation to sell any of the offered Shares to the Company, but may dispose of such Shares in any lawful manner during a period of one hundred and eighty (180) days following the end of such notice period, except that Optionee shall not sell any such Shares to any other person at a lower price or upon more favorable terms than those offered to the Company.

(e)   Acceptance of Restrictions.   Acceptance of the Shares shall constitute the Optionee's agreement to such restrictions and the legending of his certificates with respect thereto. Notwithstanding such restrictions, however, so long as the Optionee is the holder of the Shares, or any portion thereof, he shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a shareholder with respect thereto.

(f)   Permitted Transfers.   Notwithstanding any provisions in this Section 15 to the contrary, the Optionee may transfer Shares subject to this Agreement to his or her parents, spouse, children, or grandchildren, or a trust for the benefit of the Optionee or any such transferee(s); provided, that such permitted transferee(s) shall hold the Shares subject to all the provisions of this Agreement (all references to the Optionee herein shall in such cases refer mutatis mutandis to the permitted transferee, except in the case of clause (iv) of Section 15(a) wherein the permitted transfer shall be deemed to be rescinded); and provided further, that notwithstanding any other provisions in this Agreement, a permitted transferee may not, in turn, make permitted transfers without the written consent of the Optionee and the Company.

(g)   Release of Restrictions on Shares.   All rights and restrictions under this Section 15 shall terminate five (5) years following the date of this Agreement, or when the Company's securities are publicly traded, whichever occurs earlier.

 16.   Notices.   Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Optionee at the address last provided by Optionee for use in Company records related to Optionee.

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 17.   Agreement Subject to Plan; Applicable Law.   This Option is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Option inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Option has been granted, executed and delivered in the State of Delaware, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts located in the State of New York.

[SIGNATURE PAGE FOLLOWS.]

8

In Witness Whereof , the parties hereto have executed this Option as of the date first above written.

COMPANY:	ECHO METRIX, INC.
a Delaware corporation

By: _________________________
Name: _________________________
Title: _________________________

OPTIONEE:
By: _________________________
( signature )
Name: _________________________

9

Appendix A

NOTICE OF EXERCISE

Echo Metrix, Inc.
_________________
_________________
_________________

 Re:  Nonstatutory Stock Option

 1)           Notice is hereby given pursuant to Section 6 of my Nonstatutory Stock Option Agreement that I elect to purchase the number of shares set forth below at the exercise price set forth in my option agreement:

 Nonstatutory Stock Option Agreement dated: ____________

 Number of shares being purchased: ____________

 Exercise Price: $____________

 A check in the amount of the aggregate price of the shares being purchased is attached.

OR

 2)           I elect a cashless exercise pursuant to Section 6 of my Nonstatutory Stock Option Agreement.  The Average Market Price as of _______ was $_____.

 I hereby confirm that such shares are being acquired by me for my own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof. I will not sell or dispose of my Shares in violation of the Securities Act of 1933, as amended, or any applicable federal or state securities laws. Further, I understand that the exemption from taxable income at the time of exercise is dependent upon my holding such stock for a period of at least one year from the date of exercise and two years from the date of grant of the Option.

 I understand that the certificate representing the Option Shares will bear a restrictive legend within the contemplation of the Securities Act and as required by such other state or federal law or regulation applicable to the issuance or delivery of the Option Shares.

 I agree to provide to the Company such additional documents or information as may be required pursuant to the Echo Metrix 2009 Incentive Stock Plan.

By:
( signature )
Name:

Appendix A

EXHIBIT C

ECHO METRIX
STOCK AWARD AGREEMENT

      This Stock Award Agreement (" Agreement ") is made and entered into as of the date set forth below, by and between Echo Metrix, Inc., a Delaware corporation (the " Company "), and the employee, director or consultant of the Company named in Section 1(b). (" Grantee "):

 In consideration of the covenants herein set forth, the parties hereto agree as follows:

 1.   Stock Award Information.
(a)	Date of Award: ____________________
(b)	Grantee: ____________________
(c)	Number of Shares: ____________________
(d)	Original Value: ____________________

 2.   Acknowledgements.
(a) Grantee is a [ employee/director/consultant ] of the Company.

(b)  The Company has adopted the Echo Metrix 2009 Incentive Stock Plan (the " Plan ") under which the Company's common stock (" Stock ") may be offered to directors, officers, employees and consultants pursuant to an exemption from registration under the Securities Act of 1933, as amended (the " Securities Act ") provided by Rule 701 thereunder.

 3.   Shares; Value.   The Company hereby grants to Grantee, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) (the " Shares "), which Shares have a fair value per share (" Original Value ") equal to the amount set forth in Section 1(d). For the purpose of this Agreement, the terms " Share " or " Shares " shall include the original Shares plus any shares derived therefrom, regardless of the fact that the number, attributes or par value of such Shares may have been altered by reason of any recapitalization, subdivision, consolidation, stock dividend or amendment of the corporate charter of the Company. The number of Shares covered by this Agreement and the Original Value thereof shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a recapitalization, subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

 4.   Investment Intent.   Grantee represents and agrees that Grantee is accepting the Shares for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that, if requested, Grantee shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares are registered under the Securities Act, Grantee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

 5.   Restriction Upon Transfer.   The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Grantee except as hereinafter provided.
(a)   Repurchase Right on Termination Other Than for Cause.   For the purposes of this Section, a " Repurchase Event " shall mean an occurrence of one of (i) termination of Grantee's employment [ or service as a director/consultant ] by the Company, voluntary or involuntary and with or without cause; (ii) retirement or death of Grantee; (iii) bankruptcy of Grantee, which shall be deemed to have occurred as of the date on which a voluntary or involuntary petition in bankruptcy is filed with a court of competent jurisdiction; (iv) dissolution of the marriage of Grantee, to the extent that any of the Shares are allocated as the sole and separate property of Grantee's spouse pursuant thereto (in which case, this Section shall only apply to the Shares so affected); or (v) any attempted transfer by the Grantee of Shares, or any interest therein, in violation of this Agreement. Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to purchase all or any portion of the Shares of Grantee, at a price equal to the fair value of the Shares as of the date of the Repurchase Event.

(b)   Repurchase Right on Termination for Cause. In the event Grantee's employment [ or service as a director/consultant ] is terminated by the Company " for cause " (as defined below), then the Company shall have the right (but not an obligation) to purchase Shares of Grantee at a price equal to the Original Value. Such right of the Company to purchase Shares shall apply to 100% of the Shares for one (1) year from the date of this Agreement; and shall thereafter lapse at the rate of twenty percent (20%) of the Shares on each anniversary of the date of this Agreement. In addition, the Company shall have the right, in the sole discretion of the Board and without obligation, to repurchase upon termination for cause all or any portion of the Shares of Grantee, at a price equal to the fair value of the Shares as of the date of termination, which right is not subject to the foregoing lapsing of rights. Termination of employment [ or service as a director/consultant ] " for cause " means (i) as to employees or consultants, termination for cause, or as defined in the Plan, this Agreement or in any employment [ or consulting ] agreement between the Company and Grantee, or (ii) as to directors, removal pursuant to the Delaware General Corporation Law. In the event the Company elects to purchase the Shares, the stock certificates representing the same shall forthwith be returned to the Company for cancellation.

(c)   Exercise of Repurchase Right.   Any Repurchase Right under Paragraphs 4(a) or 4(b) shall be exercised by giving notice of exercise as provided herein to Grantee or the estate of Grantee, as applicable. Such right shall be exercised, and the repurchase price thereunder shall be paid, by the Company within a ninety (90) day period beginning on the date of notice to the Company of the occurrence of such Repurchase Event (except in the case of termination or cessation of services as director, where such option period shall begin upon the occurrence of the Repurchase Event). Such repurchase price shall be payable only in the form of cash (including a check drafted on immediately available funds) or cancellation of purchase money indebtedness of the Grantee for the Shares. If the Company can not purchase all such Shares because it is unable to meet the financial tests set forth in the Delaware General Corporation Law, the Company shall have the right to purchase as many Shares as it is permitted to purchase under such sections. Any Shares not purchased by the Company hereunder shall no longer be subject to the provisions of this Section 5.

(d)   Right of First Refusal.   In the event Grantee desires to transfer any Shares during his or her lifetime, Grantee shall first offer to sell such Shares to the Company. Grantee shall deliver to the Company written notice of the intended sale, such notice to specify the number of Shares to be sold, the proposed purchase price and terms of payment, and grant the Company an option for a period of thirty days following receipt of such notice to purchase the offered Shares upon the same terms and conditions. To exercise such option, the Company shall give notice of that fact to Grantee within the thirty (30) day notice period and agree to pay the purchase price in the manner provided in the notice. If the Company does not purchase all of the Shares so offered during foregoing option period, Grantee shall be under no obligation to sell any of the offered Shares to the Company, but may dispose of such Shares in any lawful manner during a period of one hundred and eighty (180) days following the end of such notice period, except that Grantee shall not sell any such Shares to any other person at a lower price or upon more favorable terms than those offered to the Company.

(e)   Acceptance of Restrictions.   Acceptance of the Shares shall constitute the Grantee's agreement to such restrictions and the legending of his certificates with respect thereto. Notwithstanding such restrictions, however, so long as the Grantee is the holder of the Shares, or any portion thereof, he shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a shareholder with respect thereto.

(f)   Permitted Transfers.   Notwithstanding any provisions in this Section 5 to the contrary, the Grantee may transfer Shares subject to this Agreement to his or her parents, spouse, children, or grandchildren, or a trust for the benefit of the Grantee or any such transferee(s); provided, that such permitted transferee(s) shall hold the Shares subject to all the provisions of this Agreement (all references to the Grantee herein shall in such cases refer mutatis mutandis to the permitted transferee, except in the case of clause (iv) of Section 5(a) wherein the permitted transfer shall be deemed to be rescinded); and provided further, that notwithstanding any other provisions in this Agreement, a permitted transferee may not, in turn, make permitted transfers without the written consent of the Grantee and the Company.

(g)   Release of Restrictions on Shares.   All rights and restrictions under this Section 5 shall terminate five (5) years following the date of this Agreement, or when the Company's securities are publicly traded, whichever occurs earlier.

6.   Representations and Warranties of the Grantee.   This Agreement and the issuance and grant of the Shares hereunder is made by the Company in reliance upon the express representations and warranties of the Grantee, which by acceptance hereof the Grantee confirms that:

(a)  The Shares granted to him pursuant to this Agreement are being acquired by him for his own account, for investment purposes, and not with a view to, or for sale in connection with, any distribution of the Shares. It is understood that the Shares have not been registered under the Act by reason of a specific exemption from the registration provisions of the Act which depends, among other things, upon the bona fide nature of his representations as expressed herein;

(b)  The Shares must be held by him indefinitely unless they are subsequently registered under the Act and any applicable state securities laws, or an exemption from such registration is available. The Company is under no obligation to register the Shares or to make available any such exemption; and

(c)  Grantee further represents that Grantee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition and to obtain additional information reasonably necessary to verify the accuracy of such information,

(d)  Unless and until the Shares represented by this Grant are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE 'SECURITIES ACT') OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN STOCK AWARD AGREEMENT DATED ____________ BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

and/or such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company's transfer agent.

(e)  Grantee understands that he or she will recognize income, for Federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, as of the date of grant, exceeds the price paid by Grantee, if any. The acceptance of the Shares by Grantee shall constitute an agreement by Grantee to report such income in accordance with then applicable law. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Grantee's then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Grantee to make a cash payment to cover such liability.

 7.   Stand-off Agreement.   Grantee agrees that, in connection with any registration of the Company's securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company's securities, Grantee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least one year following the effective date of registration of such offering. This Section 8 shall survive any termination of this Agreement.

 8.   Termination of Agreement.   This Agreement shall terminate on the occurrence of any one of the following events: (a) written agreement of all parties to that effect; (b) a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets of the Company; (c) the closing of any public offering of common stock of the Company pursuant to an effective registration statement under the Securities Act; or (d) dissolution, bankruptcy, or insolvency of the Company.

 9.   Agreement Subject to Plan; Applicable Law.   This Grant is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Grantee, at no charge, at the principal office of the Company. Any provision of this Agreement inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Grant shall be governed by the laws of the State of Delaware and subject to the exclusive jurisdiction of the courts located in the State of New York.

 10.   Miscellaneous.
(a)   Notices.   Any notice required to be given pursuant to this Agreement or the Plan shall be in writing and shall be deemed to have been duly delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Grantee at the last address provided by Grantee for use in the Company's records.

(b)   Entire Agreement.   This instrument constitutes the sole agreement of the parties hereto with respect to the Shares. Any prior agreements, promises or representations concerning the Shares not included or reference herein shall be of no force or effect. This Agreement shall be binding on, and shall inure to the benefit of, the Parties hereto and their respective transferees, heirs, legal representatives, successors, and assigns.

(c)   Enforcement.   This Agreement shall be construed in accordance with, and governed by, the laws of the State of Delaware and subject to the exclusive jurisdiction of the courts located in the State of New York.  If Grantee attempts to transfer any of the Shares subject to this Agreement, or any interest in them in violation of the terms of this Agreement, the Company may apply to any court for an injunctive order prohibiting such proposed transaction, and the Company may institute and maintain proceedings against Grantee to compel specific performance of this Agreement without the necessity of proving the existence or extent of any damages to the Company. Any such attempted transaction shares in violation of this Agreement shall be null and void.

(d)   Validity of Agreement.   The provisions of this Agreement may be waived, altered, amended, or repealed, in whole or in part, only on the written consent of all parties hereto. It is intended that each Section of this Agreement shall be viewed as separate and divisible, and in the event that any Section shall be held to be invalid, the remaining Sections shall continue to be in full force and effect.

In Witness Whereof , the parties have executed this Agreement as of the date first above written.

COMPANY:	ECHO METRIX, INC.
a Delaware corporation

By:
Name:
Title:

GRANTEE:
By:
( signature )
Name:

EXHIBIT D

ECHO METRIX
RESTRICTED STOCK PURCHASE AGREEMENT

This Restricted Stock Purchase Agreement (" Agreement ") is made and entered into as of the date set forth below, by and between Echo Metrix, Inc., a Delaware corporation (the " Company "), and the employee, director or consultant of the Company named in Section 1(b). (" Grantee "):

 In consideration of the covenants herein set forth, the parties hereto agree as follows:

 1.   Stock Purchase Information.
(a)	Date of Agreement: ____________________
(b)	Grantee: ____________________
(c)	Number of Shares: ____________________
(d)	Purchase Price: ____________________

 2.   Acknowledgements.
(a)  Grantee is a [ employee/director/consultant ] of the Company.

(b)  The Company has adopted the Echo Metrix 2009 Incentive Stock Plan (the " Plan ") under which the Company's common stock (" Stock ") may be offered to officers, employees, directors and consultants pursuant to an exemption from registration under the Securities Act of 1933, as amended (the " Securities Act ") provided by Rule 701 thereunder.

(c)  The Grantee desires to purchase shares of the Company's common stock on the terms and conditions set forth herein.

 3.   Purchase of Shares. The Company hereby agrees to sell and Grantee hereby agrees to purchase, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) (the " Shares "), at the price per Share set forth in Section 1(d) (the " Price "). For the purpose of this Agreement, the terms " Share " or " Shares " shall include the original Shares plus any shares derived therefrom, regardless of the fact that the number, attributes or par value of such Shares may have been altered by reason of any recapitalization, subdivision, consolidation, stock dividend or amendment of the corporate charter of the Company.  The number of Shares covered by this Agreement shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a recapitalization, subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.  The manner and form of payment of consideration shall be mutually agreed to by the parties at the time of purchase.

 4.   Investment Intent. Grantee represents and agrees that Grantee is accepting the Shares for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that, if requested, Grantee shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares are registered under the Securities Act, Grantee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

 5.   Restriction Upon Transfer.   The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Grantee except as hereinafter provided.
(a)  Repurchase Right on Termination Other Than for Cause. For the purposes of this Section, a " Repurchase Event " shall mean an occurrence of one of (i) termination of Grantee's employment [ or service as a director/consultant ] by the Company, voluntary or involuntary and with or without cause; (ii) retirement or death of Grantee; (iii) bankruptcy of Grantee, which shall be deemed to have occurred as of the date on which a voluntary or involuntary petition in bankruptcy is filed with a court of competent jurisdiction; (iv) dissolution of the marriage of Grantee, to the extent that any of the Shares are allocated as the sole and separate property of Grantee's spouse pursuant thereto (in which case, this Section shall only apply to the Shares so affected); or (v) any attempted transfer by the Grantee of Shares, or any interest therein, in violation of this Agreement. Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to repurchase all or any portion of the Shares of Grantee at a price equal to the fair value of the Shares as of the date of the Repurchase Event.

(b) Repurchase Right on Termination for Cause. In the event Grantee's employment [ or service as a director/consultant ] is terminated by the Company " for cause " (as defined below), then the Company shall have the right (but not an obligation) to repurchase Shares of Grantee at a price equal to the Price. Such right of the Company to repurchase Shares shall apply to 100% of the Shares for one (1) year from the date of this Agreement; and shall thereafter lapse at the rate of twenty percent (20%) of the Shares on each anniversary of the date of this Agreement. In addition, the Company shall have the right, in the sole discretion of the Board and without obligation, to repurchase upon termination for cause all or any portion of the Shares of Grantee, at a price equal to the fair value of the Shares as of the date of termination, which right is not subject to the foregoing lapsing of rights. Termination of employment [ or service as a director/consultant ] " for cause " means (i) as to employees and consultants, termination for cause, or as defined in the Plan, this Agreement or in any employment [ or consulting ] agreement between the Company and Grantee, or (ii) as to directors, removal pursuant to the Delaware General Corporation Law.  In the event the Company elects to repurchase the Shares, the stock certificates representing the same shall forthwith be returned to the Company for cancellation.

(c) Exercise of Repurchase Right.   Any Repurchase Right under Paragraphs 4(a) or 4(b) shall be exercised by giving notice of exercise as provided herein to Grantee or the estate of Grantee, as applicable. Such right shall be exercised, and the repurchase price thereunder shall be paid, by the Company within a ninety (90) day period beginning on the date of notice to the Company of the occurrence of such Repurchase Event (except in the case of termination of employment or retirement, where such option period shall begin upon the occurrence of the Repurchase Event). Such repurchase price shall be payable only in the form of cash (including a check drafted on immediately available funds) or cancellation of purchase money indebtedness of the Grantee for the Shares. If the Company can not purchase all such Shares because it is unable to meet the financial tests set forth in the Delaware General Corporation Law, the Company shall have the right to purchase as many Shares as it is permitted to purchase under such sections. Any Shares not purchased by the Company hereunder shall no longer be subject to the provisions of this Section 5.

(d)   Right of First Refusal. In the event Grantee desires to transfer any Shares during his or her lifetime, Grantee shall first offer to sell such Shares to the Company. Grantee shall deliver to the Company written notice of the intended sale, such notice to specify the number of Shares to be sold, the proposed purchase price and terms of payment, and grant the Company an option for a period of thirty days following receipt of such notice to purchase the offered Shares upon the same terms and conditions. To exercise such option, the Company shall give notice of that fact to Grantee within the thirty (30) day notice period and agree to pay the purchase price in the manner provided in the notice. If the Company does not purchase all of the Shares so offered during foregoing option period, Grantee shall be under no obligation to sell any of the offered Shares to the Company, but may dispose of such Shares in any lawful manner during a period of one hundred and eighty (180) days following the end of such notice period, except that Grantee shall not sell any such Shares to any other person at a lower price or upon more favorable terms than those offered to the Company.

(e)   Acceptance of Restrictions. Acceptance of the Shares shall constitute the Grantee's agreement to such restrictions and the legending of his certificates with respect thereto. Notwithstanding such restrictions, however, so long as the Grantee is the holder of the Shares, or any portion thereof, he shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a shareholder with respect thereto.

(f)   Permitted Transfers. Notwithstanding any provisions in this Section 5 to the contrary, the Grantee may transfer Shares subject to this Agreement to his or her parents, spouse, children, or grandchildren, or a trust for the benefit of the Grantee or any such transferee(s); provided, that such permitted transferee(s) shall hold the Shares subject to all the provisions of this Agreement (all references to the Grantee herein shall in such cases refer mutatis mutandis to the permitted transferee, except in the case of clause (iv) of Section 5(a) wherein the permitted transfer shall be deemed to be rescinded); and provided further, that notwithstanding any other provisions in this Agreement, a permitted transferee may not, in turn, make permitted transfers without the written consent of the Grantee and the Company.

(g)   Release of Restrictions on Shares. All rights and restrictions under this Section 5 shall terminate five (5) years following the date upon which the Company receives the full Price as set forth in Section 3, or when the Company's securities are publicly traded, whichever occurs earlier.

 5.   Representations and Warranties of the Grantee. This Agreement and the issuance and grant of the Shares hereunder is made by the Company in reliance upon the express representations and warranties of the Grantee, which by acceptance hereof the Grantee confirms that:

(a)  The Shares granted to him pursuant to this Agreement are being acquired by him for his own account, for investment purposes, and not with a view to, or for sale in connection with, any distribution of the Shares. It is understood that the Shares have not been registered under the Act by reason of a specific exemption from the registration provisions of the Act which depends, among other things, upon the bona fide nature of his representations as expressed herein;

(b)  The Shares must be held by him indefinitely unless they are subsequently registered under the Act and any applicable state securities laws, or an exemption from such registration is available. The Company is under no obligation to register the Shares or to make available any such exemption; and

(c)  Grantee further represents that Grantee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition and to obtain additional information reasonably necessary to verify the accuracy of such information;

(d)  Unless and until the Shares represented by this Grant are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE 'SECURITIES ACT') OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN RESTRICTED STOCK PURCHASE AGREEMENT DATED ____________ BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

and/or such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company's transfer agent.

(e)  Grantee understands that he or she will recognize income, for Federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, as of the date of Grant, exceeds the price paid by Grantee. The acceptance of the Shares by Grantee shall constitute an agreement by Grantee to report such income in accordance with then applicable law. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Grantee's then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Grantee to make a cash payment to cover such liability.

 7.   Stand-off Agreement. Grantee agrees that, in connection with any registration of the Company's securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company's securities, Grantee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least one year following the effective date of registration of such offering. This Section 8 shall survive any termination of this Agreement.

 8.   Termination of Agreement. This Agreement shall terminate on the occurrence of any one of the following events: (a) written agreement of all parties to that effect; (b) a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets of the Company; (c) the closing of any public offering of common stock of the Company pursuant to an effective registration statement under the Act; or (d) dissolution, bankruptcy, or insolvency of the Company.

 9.   Agreement Subject to Plan; Applicable Law. This Grant is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Grantee, at no charge, at the principal office of the Company. Any provision of this Agreement inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan.  This Grant shall be governed by the laws of the State of Delaware and subject to the exclusive jurisdiction of the courts located in the State of New York.

 10.   Miscellaneous.
(a)   Notices.   Any notice required to be given pursuant to this Agreement or the Plan shall be in writing and shall be deemed to have been duly delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Grantee at the last address provided by Grantee for use in the Company's records.

(b)   Entire Agreement.   This instrument constitutes the sole agreement of the parties hereto with respect to the Shares. Any prior agreements, promises or representations concerning the Shares not included or reference herein shall be of no force or effect. This Agreement shall be binding on, and shall inure to the benefit of, the Parties hereto and their respective transferees, heirs, legal representatives, successors, and assigns.

(c)   Enforcement.   This Agreement shall be construed in accordance with, and governed by, the laws of the State of Delaware and subject to the exclusive jurisdiction of the courts located in the State of New York. If Grantee attempts to transfer any of the Shares subject to this Agreement, or any interest in them in violation of the terms of this Agreement, the Company may apply to any court for an injunctive order prohibiting such proposed transaction, and the Company may institute and maintain proceedings against Grantee to compel specific performance of this Agreement without the necessity of proving the existence or extent of any damages to the Company. Any such attempted transaction shares in violation of this Agreement shall be null and void.

(d)   Validity of Agreement. The provisions of this Agreement may be waived, altered, amended, or repealed, in whole or in part, only on the written consent of all parties hereto. It is intended that each Section of this Agreement shall be viewed as separate and divisible, and in the event that any Section shall be held to be invalid, the remaining Sections shall continue to be in full force and effect.

In Witness Whereof, the parties have executed this Agreement as of the date first above written.

COMPANY:	echo metrix, inc.
a Delaware corporation

By:
Name:
Title:

GRANTEE:
By:
( signature )
Name:

Appendix C

Certificate of Amendment
of
Certificate of Incorporation
of
Echo Metrix, Inc.

Under Section 242 of the Delaware General Corporation Law

Echo Metrix, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) hereby certifies as follows:

1.              The Certificate of Incorporation of the Corporation is hereby amended by changing Article FOURTH, so that, as amended, said Article FOURTH shall be and read as follows:

 FOURTH:   The aggregate number of shares of capital stock which the Corporation is authorized to issue is four hundred million (425,000,000), divided as follows:

A.   Four hundred million shares of Common Stock, $0.0001 par value per share.

B.    25,000,000  shares of Preferred Stock,  $0.0001 par value per share, which may be issued from time to time in one or more classes or series with such dividend rates, voting rights, rights of conversion,  rights upon dissolution or liquidation, and with such  designations  or  restrictions  thereof as shall be determined  by  resolution  adopted by the Board of  Directors  at the time such stock is issued without further approval of the shareholders."

2.      The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation law of the State of Delaware by the vote of a majority of each class of outstanding stock of the Corporation entitled to vote thereon.

IN WITNESS WHEREOF, I have signed this Certificate this __th day of January, 2010

Jeffrey Greene
Chief Executive Officer

Appendix D

Certificate of Amendment
of
Certificate of Incorporation
of
Echo Metrix, Inc.

Under Section 242 of the Delaware General Corporation Law

Echo Metrix, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) hereby certifies as follows:

1.              The Certificate of Incorporation of the Corporation is hereby amended by adding at the end of Article FOURTH, the following:

Each _______ (__ ) shares of the Corporation’s Common Stock, par value $0.0001 per share, issued and outstanding as of 5:00 p.m. eastern time on the date this Certificate of Amendment is filed with the Secretary of State of the State of Delaware shall be converted and reclassified into one (1) share of the Corporation’s Common Stock, par value $0.0001 per share.

Any fractional shares resulting from such conversion will be rounded up to the nearest whole number.

2.                   The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation law of the State of Delaware by the vote of a majority of each class of outstanding stock of the Corporation entitled to vote thereon.

IN WITNESS WHEREOF, I have signed this Certificate this __th day of ______, 2010.

Jeffrey Greene
Chief Executive Officer

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY

ECHO METRIX, INC.

ANNUAL MEETING OF SHAREHOLDERS — JANUARY 12, 2010

The undersigned shareholder of Echo Metrix, Inc. (the “Company”) hereby appoints Jeffrey Greene and Erica Zalbert and each of them as the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all the common shares of the Company standing in the name of the undersigned at the close of business on December 1, 2009 at the Annual Meeting of Shareholders of the Company to be held at the offices of Sichenzia Ross Friedman Ference LLP, 61 Broadway, New York, New York 10006, at 4:00 p.m., local time, on the 12th day of January, 2010, and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting on the following matters.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ELECTION OF THE PROPOSED DIRECTORS AND FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED BELOW.

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY BY MAIL

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ELECTION OF THE PROPOSED DIRECTORS AND FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED BELOW.
					Please mark boxes [*] or ☒ in blue or black ink.		☒

1. Election of Directors.	FOR	WITHHOLD AUTHORITY	2.	Proposal to approve the selection of Sherb & Company LLP as the Company’s independent auditors for the fiscal year ending December 31, 2009.	FOR	AGAINST	ABSTAIN

(To withhold authority to vote for an individual nominee, strike through the nominee’s name below)	☐	☐			☐	☐	☐
			3.	Proposal to approve the Company’s 2009 Incentive Stock Plan	FOR	AGAINST	ABSTAIN
Peter Sealey
Jeffrey Greene					☐	☐	☐
Randy S. Zelin
Frank Chester			4.	Proposal to approve certificate of amendment to certificate of incorporation to increase authorized shares of common stock from 250,000,000 to 400,000,000
David Lewis					☐	☐	☐
Peter Charles

5.
Proposal to approve certificate of amendment to certificate of incorporation to effect reverse of the Company’s common stock, at a ratio not less than two-for-one and not greater than twenty-for-one, with the exact ratio to be set within such range in the discretion of the Board of Directors, without further approval or authorization of the Company’s shareholders, provided that the Board of Directors determines to effect the reverse stock split and such amendment is filed with the Delaware Secretary of State no later than June 1, 2010

					☐	☐	☐

			6.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.	FOR	AGAINST	ABSTAIN

					☐	☐	☐

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature ___________________ Print Name ___________________ Signature ___________________ Print Name ___________________ DATED: __________ , 2009

SIGNATURE(S) should be exactly as name or names appear on this Proxy. If stock is held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

[Sign, date and return the Proxy Card promptly using the enclosed envelope.]